UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Synova Healthcare Group, Inc.

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SYNOVA HEALTHCARE GROUP, INC.

1400 NORTH PROVIDENCE ROAD, SUITE 6010

MEDIA, PENNSYLVANIA 19063

July 3, 2007

Dear Synova Healthcare Group, Inc. Stockholder:

On behalf of your board of directors, you are cordially invited to attend the Synova Healthcare Group, Inc. 2007 annual meeting of stockholders to be held at The Crowne Plaza Hotel Philadelphia-Center City, 1800 Market Street, Philadelphia, Pennsylvania 19103, on Tuesday, August 7, 2007, at 10:00 a.m. (local time).

It is important that your shares are represented at the annual meeting. Whether or not you plan to attend the annual meeting, please vote via the Internet, by telephone or by completing and returning the enclosed proxy or voting instruction card in the accompanying envelope. Please note that voting via the Internet, by telephone or by completing the enclosed proxy or voting instruction card will not prevent you from attending the annual meeting and voting in person.

You will find information regarding the matters to be voted on at the annual meeting in the following pages. A copy of our Form 10-KSB for the year ended December 31, 2006, representing our 2006 Annual Report to Stockholders, is also enclosed with these materials. Your interest in Synova is appreciated, and we look forward to seeing you on August 7.

Sincerely,

Stephen E. King

Chairman of the Board of Directors

and Chief Executive Officer

SYNOVA HEALTHCARE GROUP, INC.

1400 NORTH PROVIDENCE ROAD, SUITE 6010

MEDIA, PENNSYLVANIA 19063

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 7, 2007

NOTICE IS HEREBY GIVEN that the 2007 Annual Meeting of Stockholders (the “Annual Meeting”) of Synova Healthcare Group, Inc. (the “Company”) will be held at The Crowne Plaza Hotel Philadelphia-Center City, 1800 Market Street, Philadelphia, Pennsylvania 19103, at 10:00 a.m. (local time) on Tuesday, August 7, 2007. The Annual Meeting is being held for the following purposes:

1. To elect five directors, each of whom shall serve until the 2008 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, as more fully described in the accompanying Proxy Statement;

2. To approve an amendment of the Synova Healthcare Group, Inc. 2005 Equity Incentive Plan to increase the number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), authorized for issuance pursuant to such plan from one million five hundred thousand (1,500,000) shares to three million (3,000,000) shares; and

3. To transact such other business as may properly come before the Annual Meeting or any of its adjournments or postponements.

Only holders of record of Common Stock, as shown on the transfer books of the Company, at the close of business on June 13, 2007 are entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof.

All stockholders are cordially invited to attend the Annual Meeting and vote their shares of Common Stock in person. However, to ensure your representation at the Annual Meeting, stockholders of record are urged to vote their shares of Common Stock via proxy by:

•	Visiting www.proxyvote.com on the Internet;

•	Calling toll-free (800) 690-6903; or

•	Completing, signing, dating and returning the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose.

Stockholders who hold their shares of Common Stock in “street name” (that is, through a bank, broker or other nominee) should have received a voting instruction card from the nominee and should follow the instructions provided by such nominee to vote their shares.

By Order of the Board of Directors

David J. Harrison

President, Chief Operating Officer and Secretary

July 3, 2007

Media, Pennsylvania

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE VOTE BY PROXY VIA THE INTERNET, BY TELEPHONE OR BY COMPLETING, SIGNING, DATING, AND RETURNING THE ACCOMPANYING PROXY OR VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

SYNOVA HEALTHCARE GROUP, INC.

1400 NORTH PROVIDENCE ROAD, SUITE 6010

MEDIA, PENNSYLVANIA 19063

PROXY STATEMENT

2007 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement is being furnished in connection with the solicitation of proxies by the board of directors of Synova Healthcare Group, Inc., a Nevada corporation, for use at our 2007 annual meeting of stockholders, to be held at The Crowne Plaza Hotel Philadelphia-Center City, 1800 Market Street, Philadelphia, Pennsylvania 19103, at 10:00 a.m. (local time) on Tuesday, August 7, 2007, and at any of its adjournments or postponements, for the purposes set forth herein and in the attached Notice of Annual Meeting of Stockholders. Accompanying this proxy statement is the board of directors’ proxy or a voting instruction card for the annual meeting, which you may use to indicate or direct your vote on the proposals described in this proxy statement. This proxy statement, the Notice of Annual Meeting, the accompanying proxy card and our Form 10-KSB for the year ended December 31, 2006, representing our 2006 annual report to stockholders, are first being mailed to our stockholders of record on or about July 3, 2007.

Only stockholders of record, as shown on our transfer books, at the close of business on June 13, 2007, the record date for the annual meeting, will be entitled to notice of, and to vote at, the annual meeting or any adjournments or postponements of the annual meeting. If you hold your shares in “street name” (that is, through a bank, broker or other nominee), you will receive from the nominee instructions that you must follow in order for your shares to be voted as you choose. On the record date, there were 34,523,397 shares of our common stock, par value $0.001 per share, outstanding. The common stock is the only outstanding class of our capital stock.

Because each proxy is revocable as provided in this proxy statement, voting by proxy via the Internet, by telephone or by sending in a signed proxy will not affect a stockholder’s right to attend the annual meeting and vote in person. All proxies that are properly voted prior to the annual meeting, and which have not been revoked, will, unless otherwise directed by the stockholder, be voted FOR all of the board of directors’ nominees as directors, FOR approval of the amendment of the Synova Healthcare Group, Inc. 2005 Equity Incentive Plan as described in this proxy statement and in accordance with the recommendations of the board of directors as to all other matters that may properly come before the annual meeting, or, if no such recommendations are given, in the discretion of the proxy holders. A stockholder of record may revoke his or her proxy at any time before it is voted either by filing with our Secretary, at our principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, by submitting a later-dated proxy card prior to the annual meeting by mail, Internet or telephone or by attending the annual meeting and expressing a desire to vote his or her shares in person. A street name stockholder must follow his or her nominee’s directions to change his or her vote or revoke his or her proxy. Attendance at the annual meeting will not, in itself, constitute revocation of the proxy.

Unless the context indicates otherwise, all references in this proxy statement to “we,” “our,” “us,” or the “Company,” or words of similar import, mean Synova Healthcare Group, Inc., a Nevada corporation, but not our subsidiaries.

Our principal executive offices are located at 1400 North Providence Road, Suite 6010, Media, Pennsylvania 19063, and our telephone number is (610) 565-7080.

VOTING PROCEDURES

The presence, in person or represented by proxy, of the holders of a majority of the outstanding shares of our common stock will constitute a quorum for the transaction of business at the annual meeting. All shares of our common stock present in person or represented by proxy and entitled to vote at the annual meeting, no matter how they are voted or whether they abstain from voting, will be counted in determining the presence of a quorum.

A stockholder is entitled to cast one vote for each share held of record on the record date on all matters to be considered at the annual meeting. The five nominees for election as directors at the annual meeting who receive the highest number of affirmative votes of shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting will be elected. The amendment of our equity incentive plan will be approved if the number of votes cast in favor of the amendment at the annual meeting exceeds the number of votes cast in opposition to the amendment. No other matters are anticipated to be presented at the annual meeting. Abstentions and broker non-votes will be included in the number of shares present at the annual meeting for the purpose of determining the presence of a quorum. Abstentions and broker non-votes will have no effect on the election of directors and approval of the amendment of our equity incentive plan. A “broker non-vote” occurs when a nominee holding shares of common stock cannot vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner. Cumulative voting is not permitted.

PROXY AND VOTING INFORMATION

Many stockholders hold their shares through a broker, bank or other nominee rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially through a broker, bank or other nominee, which is commonly referred to as owning shares in “street name.”

Shares Owned as a Stockholder of Record

If a stockholder’s shares are registered directly in the stockholder’s name with Island Stock Transfer, our transfer agent, the stockholder is considered, with respect to those shares, to be the stockholder of record. A stockholder of record may give our representatives a proxy to vote the stockholder’s shares as directed, or the stockholder may vote in person at the annual meeting.

Shares Owned Beneficially Through a Broker, Bank or Other Nominee

Stockholders who hold shares in street name have received these proxy materials from the nominee, which is considered, with respect to those shares, to be the stockholder of record. Stockholders who are the beneficial owners of shares held in street name have the right to direct the nominee how to vote their shares. Beneficial owners also have the right to attend the annual meeting. However, since you are not the stockholder of record, you may be required to first obtain a signed proxy from the nominee as the stockholder of record to give you the right to vote the shares at the annual meeting. Beneficial owners should have received from the nominee a voting instruction card to direct the nominee how to vote shares or to obtain a proxy from the nominee to vote such shares at the annual meeting.

How to Cast Your Vote

If you are a stockholder of record, you may vote your shares of common stock in one of four ways:

•	on the Internet, by visiting www.proxyvote.com;

•	by telephone, by calling toll-free (800) 690-6903;

•	by completing, signing, dating and returning the enclosed proxy card before the date of the annual meeting; or

•	by voting your shares in person at the annual meeting.

Properly executed proxies that are received in time and not subsequently revoked will be voted as instructed on the proxies.

If you hold your shares of common stock in street name, you should have received a voting instruction card with this proxy statement. Please follow the instructions that you received from the nominee to vote your shares. If you wish to vote your shares at the annual meeting, you will need to contact your nominee in advance of the annual meeting to obtain its permission for you to do so.

Changing or Revoking Your Vote

After voting, stockholders of record may change their vote one or more times by submitting a later dated-proxy prior to the annual meeting by mail, Internet or telephone or by voting in person at the annual meeting. Only the last vote timely received by us will be counted. You may request a new proxy card from our Secretary. You may revoke a proxy before its exercise by filing written notice of revocation with our Secretary at 1400 North Providence Road, Suite 6010, Media, Pennsylvania 19063, before the annual meeting.

If you hold your shares in street name, you may request a new voting instruction card from your broker, bank or other nominee, and you may change your vote or revoke your proxy by following the instructions provided by such nominee.

Failure to Submit a Properly Completed Proxy Card

If you are a stockholder of record and you vote by proxy via the Internet, by telephone or by returning a signed proxy card, but do not indicate how you want your shares voted, the persons named in the enclosed proxy will vote your shares of common stock “FOR” the election of each of the five director nominees named in this proxy statement and “FOR” the amendment of the equity incentive plan as described in this proxy statement.

Furthermore, with respect to any other matter that properly comes before the annual meeting, the proxy holders will vote the proxies as recommended by the board of directors, or, in the absence of such recommendations, in their discretion in accordance with their best judgment and in the manner they believe to be in our best interest. We are not presently aware of any matters that will be brought before the annual meeting that are not reflected in the attached Notice of the Annual Meeting as described in this proxy statement.

Solicitation of Proxies

The entire cost of soliciting proxies, include the costs of preparing, assembling and mailing this proxy statement, the proxy card and any additional soliciting materials furnished to stockholders, will be borne by us. In addition to solicitation by mail, our officers, directors or employees may solicit proxies in person or by telephone, facsimile or similar means without additional compensation. Upon request, we will pay the reasonable expenses incurred by record holders of the common stock who are brokers, dealers, banks, voting trustees or other nominees, for sending our proxy materials and 2006 annual report to stockholders to the beneficial owners of the shares they hold of record.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of June 13, 2007 by the following persons:

•	each of our directors and director nominees;

•	each of the named executive officers;

•	each person known by us to be the beneficial owner of more than 5% of our outstanding common stock; and

•	all of our directors and executive officers as a group.

As of June 13, 2007, there were 34,523,397 shares of our common stock outstanding. Unless otherwise noted below, and subject to applicable community property laws, to our knowledge, each person has sole voting and investment power over the shares shown as beneficially owned by them. The number of shares beneficially owned by each stockholder is determined under rules and regulations promulgated by the Securities and Exchange Commission. The information does not necessarily indicate beneficial ownership for any other purpose. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, warrants or other convertible securities or rights held by that person that are currently exercisable or exercisable within 60 days of June 13, 2007 are deemed to be presently outstanding. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. The same shares may be beneficially owned by more than one person. Unless otherwise indicated, the address of record for the owner is c/o Synova Healthcare Group, Inc., 1400 North Providence Road, Suite 6010, Media, Pennsylvania 19063.

Name and Address	Number of Shares of Our Common Stock Beneficially Owned		Percentage of Our Common Stock Beneficially Owned
Stephen E. King	2,007,125	(1)	5.8%

David J. Harrison	2,006,915	(2)	5.8%

Patricia Campbell (3)	70,074	(4)	*

Steven L. Edell, D.O.	172,073	(5)	*

Jeffrey N. Pelesh	120,824	(6)	*

Ronald S. Spangler, Ph.D.	221,000	(7)	0.6%

John M. Suender (8)	66,074	(9)	*

George T. Votis 655 Madison Avenue, 24th Floor New York, NY 10021 (8)	13,327,253	(10)	37.9%

Bianchi & Partner AG Friesenbergstrasse 98 CH-8055 Zurich, Switzerland (11)	2,049,990	(12)(13)	5.8%

Plainfield Direct LLC 55 Railroad Avenue Greenwich, Connecticut 06830 (14)	10,500,000	(15)	23.3%

Name and Address	Number of Shares of Our Common Stock Beneficially Owned		Percentage of Our Common Stock Beneficially Owned

SF Capital Partners Ltd. 3600 South Lake Drive St. Francis, Wisconsin 53235 (16)	3,793,359	(17)	9.9%

Ronald S. Dagar 275 Seventh Avenue, Suite 2000 New York, New York 10001 (18)	2,586,911	(19)	7.1%

Erwin Speckert Ramistrasse 8, Postfach 659 CH 8024 Zurich, Switzerland (20)	2,981,070	(21)	8.1%

Everest Asset Management AG Ramistrasse 8, Postfach 659 CH 8024 Zurich, Switzerland (20)	2,676,773	(22)	7.3%

All directors and executive officers as a group (9 persons)	18,112,338	(23)	50.4%

*	Less than 1%.
(1)	Includes (i) an option to purchase 131,250 shares of common stock at an exercise price of $0.0011 per share; (ii) 700 shares of common stock held of record by a member of Mr. King’s immediate family of which Mr. King shares beneficial ownership; (iii) a senior convertible promissory note which is immediately convertible into 17,500 shares of common stock; and (iv) a warrant to purchase 19,250 shares of common stock at an exercise price of $1.00 per share.
(2)	Includes (i) an option to purchase 131,250 shares of common stock at an exercise price of $0.0011 per share; (ii) 1,750 shares of common stock held of record by a member of Mr. Harrison’s immediate family of which Mr. Harrison shares beneficial ownership; (iii) a senior convertible promissory note which is immediately convertible into 17,500 shares of common stock; and (iv) a warrant to purchase 19,250 shares of common stock at an exercise price of $1.00 per share.
(3)	On June 25, 2007, Ms. Campbell resigned as a member of our board of directors effective immediately.
(4)	Includes (i) an option to purchase 25,000 shares at an exercise price of $1.82 per share; (ii) a senior convertible promissory note which is immediately convertible into 5,000 shares of common stock; (iii) a warrant to purchase 5,500 shares of common stock at an exercise price of $1.00 per share; and (iv) 34,574 shares of common stock representing a restricted stock award granted to Ms. Campbell under our 2005 equity incentive plan and over which Ms. Campbell has voting but not dispositive power.
(5)	Includes (i) a warrant to purchase 16,666 shares of common stock at an exercise price of $2.50 per share, which warrant is held jointly with Dr. Edell’s spouse; and (ii) 34,574 shares of common stock representing a restricted stock award granted to Dr. Edell under our incentive plan and over which Dr. Edell has voting but not dispositive power.
(6)	Includes (i) an option to purchase 25,000 shares at an exercise price of $1.82 per share; and (ii) 34,574 shares of common stock representing a restricted stock award granted to Mr. Pelesh under our incentive plan and over which Mr. Pelesh has voting but not dispositive power.

(7)	Includes (i) the vested portion (200,000 shares) of an option to purchase 300,000 shares of common stock at an exercise price of $2.78 per share; (ii) a senior convertible promissory note which is immediately convertible into 10,000 shares of common stock; and (iii) a warrant to purchase 11,000 shares of common stock at an exercise price of $1.00 per share.
(8)	This current director (i) has declined to stand for re-election at the 2007 annual meeting; (ii) will resign on August 7, 2007, the date of the annual meeting; and (iii) is not named in this proxy statement as a director nominee.
(9)	Includes (i) a senior convertible promissory note which is immediately convertible into 15,000 shares of common stock; (ii) a warrant to purchase 16,500 shares of common stock at an exercise price of $1.00 per share; and (iii) 34,574 shares of common stock representing a restricted stock award granted to Mr. Suender under our incentive plan and over which Mr. Suender has voting but not dispositive power.
(10)	Includes (i) 12,696,089 shares of common stock acquired in connection with our merger with Allendale Pharmaceuticals, Inc.; (ii) an option to purchase 11,664 shares of common stock at an exercise price of $8.04 per share received in connection with such merger; (iii) a senior convertible promissory note which is immediately convertible into 295,000 shares of common stock; and (iv) a warrant to purchase 324,500 shares of common stock at an exercise price of $1.00 per share.
(11)	Gabriel U. Bianchi has sole voting and investment power over the securities held by Bianchi & Partner AG.
(12)	Includes a senior convertible promissory note which is immediately convertible into 500,000 shares of common stock and a warrant to purchase 550,000 shares of common stock at an exercise price of $1.00 per share.
(13)	Excludes a warrant to purchase up to an additional 499,980 shares of common stock, which, pursuant to the terms thereof, may not be exercised so long as the holder would beneficially own more than 4.99% of our common stock either prior to or after giving effect to the exercise. We currently believe that this stockholder owns more than 4.99% of our common stock, and therefore this warrant would not be presently exercisable. However, if this warrant could be exercised in full, Bianchi & Partner AG would be deemed to beneficially own a total of 2,549,970 shares of common stock, or 7.1%.
(14)	These shares are beneficially owned by each of the following persons, who collectively may be deemed to be a “group” within the meaning of Rule 13d-5 promulgated under the Securities Exchange Act of 1934, as amended: Plainfield Direct LLC, Plainfield Special Situations Master Fund Limited, Plainfield Direct Master Fund Limited, Plainfield Asset Management LLC, and Max Holmes. This information was obtained exclusively from a Schedule 13D filed by such beneficial owners with the SEC on January 22, 2007.
(15)	Includes a senior convertible promissory note which is immediately convertible into 5,000,000 shares of common stock and a warrant which is immediately exercisable for up to 5,500,000 shares of common stock at an exercise price of $1.00 per share. This information was obtained exclusively from Amendment No. 1 to Schedule 13D, as filed with the SEC on January 24, 2007 by the Plainfield group.
(16)	Brian J. Stark and Michael A. Roth may be deemed to beneficially own securities owned by SF Capital Partners Ltd.
(17)	Includes an aggregate of 3,793,359 shares of common stock issuable upon conversion of a senior convertible promissory note and the exercise of a warrant. Excludes an aggregate of 6,706,641 shares of common stock issuable upon the conversion of a senior convertible promissory note and the exercise of a warrant, the conversion and exercise of which are subject to a conversion cap and exercise cap that preclude the stockholder from exercising its conversion or exercise rights to the extent that the stockholder would beneficially own in excess of 9.9% of our common stock after giving effect to such conversion or exercise. If these securities could be exercised in full, these stockholders would be deemed to beneficially own a total of 10,500,000 shares of common stock, or 23.3%.

(18)	Ronald S. Dagar may be deemed to beneficially own securities owned by Bushido Capital Partners, Ltd., Bushido Capital Master Fund, L.P. and Pierce Diversified Strategy Master Fund, LLC, Series BUS.
(19)	Includes (i) a senior convertible promissory note which is immediately convertible into 1,000,000 shares of common stock; and (ii) a warrant to purchase up to 1,100,000 shares of common stock at an exercise price of $1.00 per share. Excludes warrants to purchase up to 416,661 shares of common stock at an exercise price of $2.50 per share which, pursuant to the terms thereof, may not be exercised so long as the holder would beneficially own more than 4.99% of our common stock either prior to or after giving effect to the exercise. We currently believe that this stockholder owns more than 4.99% of our common stock, and therefore these warrants would not be presently exercisable. However, if these warrants could be exercised in full, the stockholder would be deemed to beneficially own a total of 3,003,572 shares of common stock, or 8.1%.
(20)	Erwin Speckert controls Everest Asset Management AG and thus beneficially owns all securities that are beneficially owned by this entity. We believe that this entity has voting or investment control over securities held by other individuals and entities pursuant to the terms of an asset management agreement.
(21)	Includes (i) 2,100,000 shares of common stock underlying senior convertible promissory notes and related common stock purchase warrants held by Everest Asset Management AG, (ii) an aggregate of 576,773 shares of common stock owned of record by clients of Everest over which Everest may have voting and investment control; (iii) 202,865 shares of common stock owned directly by Mr. Speckert; and (iv) 101,432 shares of common stock owned of record by Mr. Speckert’s spouse. Excludes warrants to purchase in the aggregate up to 712,000 shares of common stock at an exercise price of $2.50 per share which, pursuant to the terms thereof, may not be exercised so long as the holder would beneficially own more than 4.99% of our common stock either prior to or after giving effect to the exercise. If these warrants could be exercised in full, the stockholder would be deemed to beneficially own a total 3,693,070 shares of common stock, or 9.9%.
(22)	Includes (i) 1,000,000 shares of common stock underlying our senior notes and (ii) a warrant to purchase up to 1,100,000 shares of common stock at an exercise price of $1.00 per share. Excludes warrants to purchase in the aggregate up to 472,000 shares of common stock at an exercise price of $2.50 per share which, pursuant to the terms thereof, may not be exercised so long as the holder would beneficially own more than 4.99% of our common stock either prior to or after giving effect to the exercise. We currently believe that this stockholder owns more than 4.99% of our common stock, and therefore these warrants would not be presently exercisable. However, if these warrants could be exercised in full, the stockholder would be deemed to beneficially own 3,148,773 shares of common stock, or 8.5%.
(23)	Includes (i) all shares, options and warrants disclosed in footnotes (1) through (10) above; (ii) a senior convertible promissory note which is immediately convertible into 10,000 shares of common stock held by one of our executive officers not named in the table above; (iii) a warrant to purchase 11,000 shares of common stock at an exercise price of $1.00 per share held by one of our executive officers not named in the table above; (iv) an option to purchase 50,000 shares of common stock at an exercise price of $2.67 per share held by one of our executive officers not named in the table above; and (v) the vested portion (50,000 shares) of an option to purchase 200,000 shares of common stock at an exercise price of $2.50 per share held by one of our executive officers not named in the table above.

PROPOSAL 1 – ELECTION OF DIRECTORS

Background

Our board of directors is responsible for managing our business and affairs. Our articles of incorporation, as amended, provide that the number of directors is to be as set by the board of directors. The number of directors is currently fixed at eight members, and the board of directors is presently comprised of seven directors. The one vacancy was caused by the resignation on June 25, 2007 of Patricia Campbell, who had served as our director since April 2005. At each annual meeting of stockholders, the successors to the directors will be elected to serve from the time of their election and qualification until the next annual meeting of stockholders following their election or until their successors have been duly elected and qualified, or until their earlier death, resignation or removal.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the five director nominees named below. If any nominee is unable or unwilling to serve as a director at the time of the annual meeting, the proxies will be voted for such other nominee(s) as shall be designated by the current board of directors to fill any vacancy or to otherwise appoint a replacement nominee. The nominees have consented to being named in the proxy statement and to serve if elected. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

The board of directors proposes the election of the following director nominees: Dr. Steven L. Edell, David J. Harrison, Stephen E. King, Jeffrey N. Pelesh and Dr. Ronald S. Spangler. John M. Suender and George T. Votis are presently directors, but on June 20, 2007, each of Mr. Suender and Mr. Votis notified us that he will not stand for re-election at the annual meeting. Thus, Mr. Suender and Mr. Votis have not been named as director nominees in this proxy statement. Each such director will resign from the board of directors on August 7, 2007, the date of the annual meeting. Because we only recently received Mr. Suender’s and Mr. Votis’ notifications and Ms. Campbell’s resignation, we were unable to name replacement nominees for election at the annual meeting. For this reason, we will not seek to fill these three director positions at the annual meeting.

Director Nominees

The director nominees were nominated by our nominating committee, which nominations were confirmed by our board of directors.

If elected, each nominee is expected to serve until our 2008 annual meeting of stockholders, or until his successor is duly elected and qualified, or until his earlier death, resignation or removal. The five nominees for election as directors at the annual meeting who receive the highest number of affirmative votes will be elected. All of the director nominees are presently our directors.

Unless directed otherwise, the persons named in the enclosed proxy intend to vote such proxy for the election of the listed nominees or, in the event of death, disqualification, refusal or inability of any nominee to serve, for the election of such other persons as our board of directors may recommend in the place of such nominee to fill the vacancy. Information regarding the five nominees is set forth below.

The following table presents information about each of our director nominees. There are no family relationships among any of our directors.

Director Nominee	Age	Position with Synova
Stephen E. King	42	Chairman and Chief Executive Officer
David J. Harrison	40	President, Chief Operating Officer and Director
Ronald S. Spangler, Ph.D.	54	Chief Scientific Officer and Director
Steven L. Edell, D.O.	63	Director
Jeffrey N. Pelesh	48	Director

There are no other nominees for director known to us at this time. The following is a brief summary of the background of each director nominee:

Stephen E. King, Chairman and Chief Executive Officer. Mr. King became our Chairman and Chief Executive Officer on February 10, 2005, when Synova Healthcare, Inc. merged with our subsidiary, Synova AGBL Merger Sub, Inc. His professional experience includes 17 years of pharmaceutical sales and marketing, both nationally and internationally, including responsibility for the marketing activities of several well-known pharmaceutical brands. Prior to the merger, Mr. King served as the Chairman and Chief Executive Officer of our wholly owned subsidiary, Synova Healthcare, Inc., since its incorporation in 2003. From January 2003 to August 2003, Mr. King served as a marketing director in the U.S. neurosciences division of Forest Laboratories, Inc. From September 1999 to December 2002, Mr. King served in a number of progressive marketing and management positions with Wyeth, including Senior Director of Marketing from October 1999 to December 2000 and Vice President, Global Strategic Marketing—Neuroscience from January 2001 to December 2002. Mr. King holds a Bachelor’s degree in Physical Education from Brock University, where he double-majored in Biological Sciences and Physical Education. He is also a candidate for an Honors Bachelor of Business Administration in Marketing from Brock University.

David J. Harrison, Chief Operating Officer, President and Director. Mr. Harrison became our Chief Operating Officer, President and a director on February 10, 2005, when Synova Healthcare, Inc. merged with our subsidiary, Synova AGBL Merger Sub, Inc. Mr. Harrison’s overall business experience includes 10 years in sales and marketing management and five years of general management. Prior to the merger, Mr. Harrison served as Chief Operating Officer and President of our wholly owned subsidiary, Synova Healthcare, Inc., since shortly after its incorporation in 2003. From June to September 2003, Mr. Harrison served as the Director of Marketing for Trudell Medical Marketing Limited, a Canadian marketer and distributor of medical devices and equipment. From June 1998 to June 2002, Mr. Harrison served in various progressive marketing and management positions with Becton, Dickinson and Company’s Medical Systems division, including Market Manager (1998-1999), Group Market Manager (1999-2000) and Business Director (2000-2003). Mr. Harrison’s pharmaceutical responsibilities, including at companies such as Wyeth and GlaxoSmithKline, have included work in the women’s health, neuroscience and anti-infective markets. He has also developed expertise, as the result of his work in medical technologies, in the drug delivery, anesthesia, surgical, critical care and ophthalmic markets with a focus in healthcare worker safety, infection control, consulting/education and prevention of medication errors. Mr. Harrison holds an Honors Bachelor of Business Administration degree from Brock University, where he majored in both marketing and economics.

Ronald S. Spangler, Ph.D., Chief Scientific Officer and Director. Dr. Spangler became our Chief Scientific Officer effective January 3, 2006 and became a director on August 3, 2006. From April 2004 to December 2005, Dr. Spangler was a Managing Director of The Keystone Equities Group, an investment banking firm that Dr. Spangler founded. From January 1998 to April 2004, Dr. Spangler was a Managing Director of Emerging Growth Equities, Ltd.’s Capital Markets team, where he performed investment banking services. Also, since January 2002, Dr. Spangler has provided strategic consulting and technical writing consulting services, and he remains a strategic consultant to and a principal of The Keystone Equities Group. Dr. Spangler has over 20 years of experience in the pharmaceutical industry, having worked for companies such as Procter & Gamble and SmithKline Beecham (now GlaxoSmithKline), most recently as Director of Worldwide Strategic Product Development. Dr. Spangler received his Bachelor of Science and Master of Science degrees in Molecular Biology from the University of Colorado and his Ph.D. in Physiology and Biophysics from Colorado State University. Dr. Spangler is also currently qualified with the National Association of Securities Dealers, Inc. as a general securities representative and a general securities principal and has his NASD Series 7, 63 and 24 licenses.

Steven L. Edell, D.O., Director. Dr. Edell has served as our director since August 3, 2006. Dr. Edell has been the President of Edell Radiology Associates, P.A., a radiology practice, since 1978, Medical Director of Women’s Imaging Center of Delaware and Delaware SPECT Imaging Center since the opening of the offices in 1986 and 1988, respectively, and the Administrative Director of Delaware Open MRI since 1998. Dr. Edell is board certified by the American Board of Nuclear Medicine and the American Board of Radiology, and is a Fellow of both the American College of Radiology and the American Institute of Ultrasound in Medicine. Throughout his career, Dr. Edell has authored or co-authored over 50 articles and book chapters and has given numerous presentations and invitational lectures, all on topics involving radiology, ultrasound and other diagnostic imaging techniques. Dr. Edell received his Bachelor of Arts in Biosciences from Rutgers University and his Doctor of Osteopathy from the Philadelphia College of Osteopathic Medicine.

Jeffrey N. Pelesh, Director. Mr. Pelesh has served as our director since April 2005. Since 1991, Mr. Pelesh has owned, and served as principal of, his own accounting firm, Gelman & Pelesh, P.C., offering a full array of financial services. Since 1990, he also has been an Assistant Professor of Accountancy and Entrepreneurship at Villanova University, teaching courses full time at the graduate and undergraduate levels in financial and cost accounting, corporate reporting, tax and business computer applications. Mr. Pelesh also routinely serves as a presenter in training sessions offered by the accounting firm of PriceWaterhouseCoopers LLP to its professional staff through the partner level. Mr. Pelesh received a Bachelor of Science degree in Accounting, as well as a Master of Business Administration degree, from Villanova University. Mr. Pelesh is a Certified Public Accountant, and is certified as an AICPA Personal Financial Specialist. Mr. Pelesh has his NASD Series 7 and 63 licenses and is also licensed to sell insurance in Pennsylvania and Delaware.

Directors Not Standing for Re-election at the Annual Meeting

The following individuals are currently members of our board of directors but have decided not to stand for re-election at the annual meeting and will resign from our board of directors on August 7, 2007, the date of the annual meeting.

John M. Suender, Director. Mr. Suender, 46, has served as our director since August 3, 2006. In January 2007, Mr. Suender joined Everingham & Kerr, Inc., a private investment banking firm that specializes in providing intermediary services for lower middle market corporations and entrepreneurs. Since August 2004, Mr. Suender has also been the President of Jasper Ventures LLC, a mergers and acquisitions and business development consulting firm. We have engaged Jasper Ventures to provide us with, among other things, business development, acquisition and finance, corporate governance and human resources consulting assistance. See “Certain Relationships and Related Transactions—Jasper Ventures LLC.” From September 1992 to August 2004, Mr. Suender was Executive Vice President, General Counsel and Secretary of MedQuist Inc., a publicly traded medical transcription company located in Marlton, New Jersey. Mr. Suender also served as Executive Vice President—Acquisitions of MedQuist Inc. Mr. Suender received his Bachelor of Science degree in Psychology from St. Lawrence University and his Juris Doctor degree from Pennsylvania State University—The Dickinson School of Law.

George T. Votis, Director. Mr. Votis, 45, was appointed to our Board of Directors on January 12, 2007 in connection with our acquisition of Allendale. Since 1988, Mr. Votis has been the Chairman, Chief Executive Officer and founder of Galt Industries, Inc., a private management company focusing on the acquisition and operation of distribution, consumer products, manufacturing and pharmaceutical businesses. From 1998 to 2002, Mr. Votis was the Chairman and Chief Executive Officer of Moll Industries, Inc., a plastics manufacturing company. On September 6, 2002, Moll Industries filed for protection pursuant to Chapter 11 of the Bankruptcy Code in the U.S. Bankruptcy Court for the Western District of Texas and emerged from Chapter 11 on June 23, 2003. Mr. Votis received his Bachelor of Arts degree in International Relations from Tufts University and his Master of Business Administration degree from the Wharton School of the University of Pennsylvania.

Executive Officer

The following is information concerning our non-director executive officer. There are no family relationships between this executive officer and any of our directors.

Robert L. Edwards, Chief Financial Officer. Mr. Edwards, 50, became our Chief Financial Officer on September 16, 2005. From June 1995 to June 2005, Mr. Edwards served most recently as Chief Executive Officer of Colortronic North America, Inc., the U.S. division of Colortronic GmbH, a leading provider of technology for raw material flow automation in the plastics industry. From September 1992 to May 1995, Mr. Edwards served as Controller of FMC Corporation, a publicly-traded diversified chemicals company, where he was responsible for the financial reporting and controller functions. Mr. Edwards received a Bachelor of Science degree in Accounting from Northern Arizona University, and has successfully completed competition and strategy courses at the Harvard Business School.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS ELECT THE FIVE DIRECTOR NOMINEES SET FORTH ABOVE AS OUR DIRECTORS, EACH TO SERVE UNTIL OUR 2008 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL HIS SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED.

CORPORATE GOVERNANCE

Communication with the Board of Directors

The board of directors has not yet developed or considered the adoption of a process for security holders to send communications to the board of directors. Since becoming a public company in August 2005, our board of directors has been concentrating the vast majority of its efforts on overseeing the day-to-day operations of our business and developing and growing our business and line of women’s healthcare products. However, the board of directors may in the future evaluate the need to have a specific procedure designed to permit security holders to communicate with members of the board of directors. In the meantime, security holders who desire to communicate with any member of the board of directors may contact Robert L. Edwards, Chief Financial Officer, Synova Healthcare Group, Inc., 1400 North Providence Road, Suite 6010, Media, Pennsylvania 19063, telephone (610) 565-7080.

Meetings of the Board of Directors and Committees

The board of directors held ten meetings and took action by written consent three times during the 2006 fiscal year. During fiscal 2006, none of the directors attended less than 75% of the sum of (1) all of the meetings of the board of directors (held during the period for which he or she was a director) and (2) all of the meetings of all committees of the board of directors on which such director served.

Attendance at Annual Meetings of Stockholders

The board of directors believes that each director should attend the annual meeting of stockholders, absent exceptional cause, although it has not formally adopted any policy with respect to director attendance at such meetings. Three members of the board of directors who were serving as directors at the time of the 2006 annual meeting of stockholders attended the 2006 annual meeting.

Director Independence

Dr. Edell and Mr. Pelesh, two of our current directors, as well as former directors Patricia Campbell, who served on our board from April 2005 until her resignation on June 25, 2007, and Joseph S. Ferroni, M.D. and Eric A. Weiss, both of whom served on our board during 2006, have been deemed by our board of directors to be “independent” directors, as defined under the standards of independence set forth in the Marketplace Rules of the NASDAQ Stock Market, although these independent director standards do not directly apply to us because we do not have any securities that are listed on NASDAQ.

Committees of the Board of Directors

The board of directors has standing audit committee, compensation and nominating committees. The following table sets forth the name of the directors currently serving on each committee and the number of meetings held by each committee in fiscal 2006.

Committee	Current Members	Number of Meetings Held During Fiscal 2006
Audit	Jeffrey N. Pelesh (1) John M. Suender (2) Dr. Steven L. Edell	1
Compensation	John M. Suender (1)(2) Jeffrey N. Pelesh	0
Nominating	Dr. Steven L. Edell	0

(1)	Chairperson
(2)	The board of directors has determined that Mr. Suender is not independent within the meaning of the NASDAQ Marketplace Rules, although these independent director standards are not applicable to our committees because we do not have any securities that are quoted on NASDAQ. Mr. Suender is not standing for re-election at the annual meeting and will resign on August 7, 2007, the date of the annual meeting.

Audit Committee

The board of directors has not adopted a written charter for the audit committee. The board of directors has determined that Mr. Suender is not independent within the meaning of the NASDAQ Marketplace Rules because he serves as the President of Jasper Ventures, which receives compensation from us as a consultant for non-legal advice and services relating to, among other things, business development, acquisition and finance, corporate governance and human resources matters.

Among other things, the audit committee is directly responsible for:

•	appointing, overseeing the work of and approving the compensation of, our outside auditor;

•	reviewing our annual and quarterly financial statements;

•	pre-approving all auditing services and permissible non-audit services provided by our outside auditor;

•	engaging in a dialogue with the outside auditor regarding relationships which may impact the independence of the outside auditor and overseeing the independence of the outside auditor;

•	reviewing and approving the report of the audit committee for inclusion in our annual proxy statement for each annual meeting of stockholders in accordance with applicable SEC rules and regulations;

•	reviewing with the outside auditor the adequacy and effectiveness of our internal controls;

•

reviewing with our Chief Executive Officer and Chief Financial Officer any significant deficiencies in the design or operation of our internal controls and any fraud, whether or not material, that involves our management or other employees who have a significant role in our internal controls; and

•	reviewing and assessing annually the audit committee’s performance.

Compensation Committee

The compensation committee does not currently have a charter. The compensation committee is directly responsible for:

•

annually reviewing and determining the compensation of our Chief Executive Officer and other executive officers, to the extent such compensation is not otherwise fixed or determined by an employment agreement;

•	reviewing and approving the form of employment contracts, severance arrangements, change in control provisions and other compensatory arrangements with executive officers;

•	reviewing and approving compensation, if any, to be paid or granted to members of the board of directors; and

•	reviewing and assessing annually, the compensation committee’s performance.

Mr. King makes recommendations regarding the amount and form of executive and director compensation, which are subject to the approval of the compensation committee.

Notwithstanding the foregoing, the full board of directors currently administers our equity incentive plan.

Nominating Committee

After assessing whether we have a need for a standing nominating committee, we have decided to retain a standing nominating committee. The nominating committee does not currently have a charter. The nominating committee is responsible for, among other things:

•

selecting the slate of nominees of directors to be proposed for election by the stockholders and recommending to the board of directors individuals to be considered by the board of directors to fill vacancies;

•	establishing criteria for selecting new directors; and

•	reviewing and assessing annually the performance of the nominating committee.

Director Nomination Process

Director Qualifications

Nominees for director will be selected on the basis of outstanding achievement in their careers and other factors including: broad experience; education; whether they are independent; financial expertise; financial and ethical integrity; ability to make independent, analytical inquiries; understanding of the business environment; experience in the women’s healthcare, medical diagnostic and medical device industries and knowledge about the issues affecting such industries; and willingness to devote adequate time and attention to board of directors and committee duties. The proposed nominee should also be free of conflicts of interest that could prevent such nominee from acting in our best interest and that of our stockholders. Additional special criteria may apply to directors being considered to serve on a particular committee of the board of directors.

Director Nominee Selection Process

As to each incumbent director, the nominating committee reviews such director’s service during the past term, including, but not limited to, the number of board of directors and committee meetings attended, as applicable, quality of participation and whether the candidate continues to meet the general qualifications for a director outlined above, including the director’s independence, as well as any special qualifications required for membership on any committees on which such director serves. In the case of a new director candidate, the selection process for director candidates includes the following steps:

•	identification of director candidates by the nominating committee based upon suggestions from current directors and executives and recommendations received from stockholders;

•	possible engagement of a director search firm;

•	interviews of candidates by the nominating committee;

•	reports to the board of directors by the nominating committee on the selection process;

•	recommendations by the nominating committee; and

•	formal nominations by the board of directors for inclusion in the slate of directors at the annual meeting.

The nominating committee will consider properly submitted stockholder recommendations for director candidates. Director candidates recommended by stockholders are given the same consideration as candidates suggested by directors and executive officers. The nominating committee has the sole authority to select, or to recommend to the board of directors, the nominees to be considered for election as a director. The officer presiding over the stockholders meeting, in such officer’s sole and absolute discretion, may reject any nomination not made in accordance with the procedures outlined in this proxy statement and our amended and restated bylaws. Under our amended and restated bylaws, a stockholder who desires to nominate directors for election at a stockholders meeting must comply with the procedures summarized below. Our amended and restated bylaws are available, at no cost, at the SEC’s website, http://www.sec.gov (provided in Exhibit 3(ix) to our registration statement on Form SB-2, as filed with the SEC on June 24, 2005), or upon a stockholder’s written request directed to the Corporate Secretary at the address given below. See “ — Stockholder Nominations” below for a description of the procedures that must be followed to nominate a director.

Stockholder Nominations

Pursuant to our amended and restated bylaws, nominations by stockholders for directors to be elected at a meeting of stockholders which have not previously been approved by the board of directors must be submitted in writing to our Corporate Secretary at 1400 North Providence Road, Suite 6010, Media, Pennsylvania 19063, either by personal delivery, nationally-recognized express mail or United States mail, postage prepaid, not later than (i) the latest date upon which stockholder proposals must be submitted to us for inclusion in our proxy statement relating to such meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or other applicable rules or regulations under the federal securities laws or, if no such rules apply, at least 90 days prior to the date that is one year after the date of the immediately preceding annual meeting of stockholders, and (ii) with respect to an election to be held at a special meeting of stockholders, the close of business on the 10th day following the date on which notice of such meeting is first given to stockholders. Each nomination is required to set forth:

•	the name and address of the stockholder making the nomination and the person or persons nominated;

•

a representation that the stockholder is a holder of record of our capital stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to vote for the person or persons nominated;

•

a description of all arrangements and understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination was made by the stockholder;

•

such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board of directors; and

•	the consent of each nominee to serve as a director if so elected.

We will reject all nominations that are filed late.

Audit Committee Report

The audit committee of the board of directors currently consists of Mr. Pelesh, Mr. Suender and Dr. Edell. Mr. Pelesh is the chairperson of the audit committee.

The audit committee has reviewed and discussed our audited consolidated financial statements as of and for the fiscal year ended December 31, 2006 with management and Morison Cogen LLP, our independent registered public accounting firm. Management represented to the audit committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States. The audit committee also discussed with representatives of Morison Cogen LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

The audit committee also received and reviewed the written disclosures and the confirming letter from Morison Cogen LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as may be amended or supplemented, and discussed with Morison Cogen LLP its independence from us.

Based on these reviews and discussions and in reliance thereon, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, which was filed with the SEC on February 26, 2007.

The Audit Committee

/s/ Jeffrey N. Pelesh (Chairperson)	/s/ John M. Suender	/s/ Steven L. Edell, D.O.

PROPOSAL 2 – AMENDMENT OF THE SYNOVA HEALTHCARE

GROUP, INC. 2005 EQUITY INCENTIVE PLAN TO INCREASE THE

NUMBER OF AUTHORIZED SHARES FROM 1,500,000 TO 3,000,000

On June 20, 2007, our board of directors approved the amendment of the Synova Healthcare Group, Inc. 2005 Equity Incentive Plan, subject to the approval of our stockholders, to increase the number of shares of common stock authorized for issuance pursuant to such incentive plan from 1,500,000 shares to 3,000,000 shares.

General Description of the 2005 Equity Incentive Plan

On April 26, 2005, our board of directors adopted, and on May 27, 2005, our stockholders approved, the Synova Healthcare Group, Inc. 2005 Equity Incentive Plan. A maximum of 1,500,000 shares of common stock are currently reserved for issuance under the incentive plan. Shares of common stock underlying forfeited options or awards, or terminated options or awards that have not been exercised, are made available for reissuance under the incentive plan and are not counted toward the maximum number of shares issuable under the incentive plan.

The incentive plan is administered by the board of directors, who may delegate such authority to a properly constituted committee of the board of directors. Under the incentive plan, we are authorized to grant options and awards of restricted and unrestricted stock, which may or may not be based upon the attainment of certain performance goals, to our employees, officers and directors, as well as to non-employees and consultants who are in a position to make a significant contribution to our success. The board of directors or committee determines the persons to whom awards will be granted, the number of awards to be granted and the specific terms of each grant, including the vesting thereof, subject to the provisions of the incentive plan.

As of June 13, 2007, we have 13 employees (including officers and directors) and five non-employee directors who are eligible to receive awards under the incentive plan. We are presently unable to determine the number of non-employees or consultants who may be eligible to receive awards under the incentive plan. The number of persons covered by the incentive plan may increase if we employ additional employees or elect additional directors. As of June 13, 2007, the total fair market value of the 1,133,821 shares of common stock underlying outstanding awards under the incentive plan was approximately $816,351.

Types of Awards

Stock Options

Options may be issued as either incentive stock options under Section 422 of the Internal Revenue Code or as non-qualified stock options. Incentive stock options must have an exercise price equivalent to the fair market value of the common stock on the date of grant, except in the case of individuals owning 10% or more of the common stock, in which case the exercise price must be 110% of the fair market value of the common stock on the date of grant. The exercise price for non-qualified stock options may not be less than 100% of the fair market value of the common stock on the date of grant. No option granted under the incentive plan may have a term exceeding 10 years. In the case of an incentive stock option that is granted to an individual owning 10% or more of the common stock, the term may not exceed five years. Options may or may not be based on the attainment of certain performance goals, during such measurement period or periods, and on such other terms and conditions, all as the board or committee may determine.

Stock Awards

We may issue shares of common stock pursuant to unrestricted stock awards as payment for compensation that otherwise would have been delivered in cash (including any compensation that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code). Shares of common stock underlying such unrestricted stock awards are valued at the fair market value of such shares at the time of payment, are subject to such terms, conditions, restrictions and limitations as determined by the board or committee and have no minimum vesting period. A restricted stock award entitles the recipient to acquire shares of common stock subject to certain restrictions for no consideration, nominal consideration or any higher price, all as determined by the board or committee. Stock awards may or may not be based on the attainment of certain performance goals, during such measurement period or periods, and on such other terms and conditions, all as the board or committee may determine.

Material U.S. Federal Income Tax Consequences

The following is a summary of certain material U.S. federal income tax considerations relating to the grant and disposition of options and awards under our incentive plan but does not purport to be a complete analysis of all the potential U.S. federal income tax considerations relating thereto. The summary is based upon the provisions of the Internal Revenue Code of 1986, as amended, Treasury regulations promulgated thereunder, administrative rules and judicial decisions, all as in effect or in existence as of the date of this proxy statement and all of which may at any time be repealed, revoked or modified or subject to differing interpretations so as to result in U.S. federal income tax consequences different from those set forth below, possibly with retroactive effect. We have not sought, nor do we intend to seek, any ruling from the Internal Revenue Service, or the IRS, with respect to the statements made and the conclusions reached in the following summary. Accordingly, we provide no assurance that the IRS will agree with such statements and conclusions or, if the IRS were to challenge any such statements or conclusions, a court would not agree with the IRS.

To ensure compliance with IRS Circular 230, you are hereby notified that: (a) any discussion of federal tax issues contained or referred to herein is not intended or written to be used, and cannot be used by you, for the purpose of avoiding penalties that may be imposed on you under the Internal Revenue Code, (b) such discussion is written in connection with this proxy statement and the matters addressed herein, and (c) you should seek advice based on your particular circumstances from an independent tax advisor.

Stock Options

A recipient will not recognize taxable income upon the grant of an incentive stock option and will not recognize taxable income on its exercise (unless the recipient is subject to the alternative minimum tax). If the recipient holds the stock acquired upon exercise of an incentive stock option (the “ISO Shares”) for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the recipient generally will realize long-term capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This long-term gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

If the recipient disposes of ISO Shares prior to the expiration of either the required holding period described above, the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be long-term capital gain, depending upon the amount of time the ISO Shares were held by the recipient.

A recipient will not recognize any taxable income at the time a non-qualified stock option is granted. However, upon exercise of a non-qualified stock option, the recipient will include in income as compensation an amount equal to the difference between the fair market value on the date of exercise of the shares received upon the exercise of the option and the recipient’s aggregate exercise price paid for such shares. The included amount will be treated as ordinary income by the recipient and may be subject to federal and state withholding requirements. Upon resale of the shares by the recipient, any subsequent appreciation or depreciation in the value of the shares recognized by the recipient will be treated as capital gain or loss. The characterization of that capital gain or loss will depend upon the length of time such shares are held by the recipient.

There is no tax consequence to us as a result of either the grant or the vesting of non-qualified stock options or incentive stock options. However, if an employee fails to meet the rules governing incentive stock options (for example, by selling the stock sooner than the rules allow), we would be allowed a tax deduction to the extent that the employee had ordinary taxable income from the disqualified incentive stock option. We are also permitted to deduct as compensation expense the amount of ordinary income recognized by a recipient upon the exercise of a non-qualified stock option.

Stock Awards

With respect to shares issued pursuant to a restricted stock award that are subject to a substantial risk of forfeiture, a participant may file an election under Section 83(b) of the Code within 30 days after the shares are transferred to include as ordinary income in the year of transfer an amount equal to the fair market value of the shares received on the date of transfer (determined as if the shares were not subject to any risk of forfeiture). We will receive a corresponding tax deduction, provided that proper withholding is made and the award is not otherwise subject to the limitations of Section 162(m). If a Section 83(b) election is made, the participant will not recognize any additional income when the restrictions on the shares issued in connection with the stock award lapse. At the time any such shares are sold or disposed of, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date of receipt of the restricted stock award.

A participant who does not make a Section 83(b) election within 30 days of the receipt of a restricted stock award that is subject to a substantial risk of forfeiture will recognize ordinary income at the time of the lapse of the restrictions in an amount equal to the then fair market value of the shares, less any amount paid for the shares. We will receive a corresponding tax deduction, provided that proper withholding is made and the award is not otherwise subject to the limitations of Section 162(m). At the time of a subsequent sale or disposition of any shares of common stock issued in connection with a restricted stock award as to which the restrictions have lapsed, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date the restrictions lapse.

Effect of Termination, Status Change or Change in Control

The incentive plan contains the following provisions that relate to employee or director termination, changes in employee or director status or the change in control of the Company:

In the event of a change in the duties and responsibilities of an employee or director, or a transfer to a different position, the board of directors or committee may cancel or modify any award granted to an employee or director or appropriately adjust the number of shares of common stock subject to an award. However, the board of directors or committee may not modify or cancel awards exercisable at the time of such change in duties or responsibilities or transfer or to which the employee was irrevocably entitled at the time of such change or transfer.

If a participant who is an employee or director ceases to be an employee or director by reason of death or permanent disability, the following rules shall apply, unless otherwise determined by the board of directors or committee:

•

all options held by the participant at the time of death or permanent disability, solely to the extent then exercisable, will continue to be exercisable by the participant for a period of one year after the participant’s death or permanent disability. After the expiration of such one-year period, all such options shall terminate; and

•	the participant shall automatically be entitled to any payment or benefit under all performance awards or supplemental grants held by the participant at the time of death or permanent disability.

If a participant suffers a status change other than by reason of death or permanent disability, then, unless otherwise determined by the board of directors or committee, all options held by the participant at the time of such status change, to the extent then exercisable, shall continue to be exercisable by the participant for a period of 90 days after the participant’s status change, unless the change results from a termination of the participant’s employment for cause (as defined in the agreement), in which case the options will terminate immediately upon the status change. After the expiration of such 90-day period, all such options shall terminate.

The board of directors or committee may, in its sole discretion, at the time an award is made or at any time prior to, coincident with or after the time of a change in control take any or all of the following actions:

•	require the purchase and sale of any awards for an amount of cash equal to the amount which a participant could have obtained upon the exercise or realization of such rights had such awards been currently exercisable;

•	make any adjustment to the awards then outstanding as the board of directors deems appropriate to reflect such change in control;

•	cause the awards then outstanding to be assumed, or their rights substituted therefor, by the surviving or acquiring corporation in a change in control;

•	cause any award to become exercisable in whole or in part upon the occurrence of a change in control;

•	cause any conditions to any award, including those related to the passage of time and continued employment, to terminate upon the occurrence of a change in control; or

•	cause any award to become free of any restrictions upon the occurrence of such change in control.

The board of directors or committee may, in its discretion, include such further provisions and limitations in any award agreement as it may deem to be in our best interests.

New Plan Benefits

The following table sets forth awards that will be received under the incentive plan to each of the named executive officers, all current executive officers as a group, all current directors who are not executive officers as a group and all employees (including all current officers who are not executive officers) as a group, as of June 13, 2007:

Name	Dollar Value ($)	Estimated Number of Shares Underlying Awards
Stephen E. King, Chairman and Chief Executive Officer	—	—
David J. Harrison, President, Chief Operating Officer and Director	—	—
Ronald S. Spangler, Ph.D., Chief Scientific Officer and Director	—	—
Executive Group	—	—
Non-Executive Director Group (1)	$65,000	90,276	(2)
Non-Executive Officer Employee Group	—	—

(1)	On April 3, 2007, the board of directors approved the grant of a restricted stock award with a value of $32,500 to each non-employee director who is elected at the 2007 annual meeting. The amounts provided in this table assume that the two non-employee director nominees will be elected at the 2007 annual meeting.
(2)	This number is an estimate of the number of shares that may be subject to the restricted stock awards approved on April 3, 2007. This estimate was calculated using the closing price of a share of our common stock on June 13, 2007, which was $0.72. However, because the number of shares of restricted stock each non-employee director will actually receive will be based on the closing price of a share of our common stock on the date of the annual meeting, the number of shares of restricted stock actually received may likely differ from the amount provided in this table.

Except as set forth in the table above, the amounts of future grants under the incentive plan are not presently determinable and will be granted at the sole discretion of the board or committee, and we cannot determine at this time either the persons who will receive such awards or the amount or types of any such awards.

Grants to Certain Persons

The following table sets forth options and awards that have been granted under the incentive plan to each of the named executive officers, all current executive officers as a group, all current directors who are not executive officers as a group and all employees (including all current officers who are not executive officers) as a group, as of June 13, 2007:

Name	Number of Shares Underlying Options		Number of Shares Underlying Awards
Stephen E. King, Chairman and Chief Executive Officer	—		—
David J. Harrison, President, Chief Operating Officer and Director	—		—
Ronald S. Spangler, Ph.D., Chief Scientific Officer and Director	300,000		—
Executive Group	550,000		—
Non-Executive Director Group	50,000		138,296
Non-Executive Officer Employee Group	345,000	(1)	—

(1)	This number reflects 536,500 total number of shares underlying options granted under the incentive plan to these employees, less 191,500 shares underlying such options that have been cancelled or forfeited.

Since its inception, no options or awards have been granted under the incentive plan to any other nominee for election as a director or any associate of any director, nominee or executive officer. Other than the individuals set forth in the table above, the following current or former employees have received more than 5% of the total amount of options or awards granted under the incentive plan: Robert L. Edwards—250,000 shares underlying options; Joann Armitage—225,000 shares underlying options; Steven Schlisman—125,000 shares underlying options; and Patricia Bowman—100,000 shares underlying options.

Reasons for the Proposed Amendment

As of June 13, 2007, there are 1,133,821 shares of common stock underlying outstanding awards under the incentive plan out of a maximum of 1,500,000 shares issuable under this plan. In considering the number of potential awards that may be issued to incentive plan participants in the future, the board has determined that the incentive plan in its current form does not provide enough shares to meet our future compensation needs. The adoption of the amendment to increase the authorized shares under the incentive plan is necessary to provide us with the flexibility required to grant awards under the incentive plan when desired. This proposed increase in the number of shares issuable under the plan will also allow us to continue to provide eligible incentive plan participants with equity-based compensation and other incentives. Such compensation and incentives permit us to attract, retain and motivate employees, officers, directors and non-employees (including consultants) who we believe are in a position to make significant contributions to our success.

FOR THE REASONS SET FORTH ABOVE, THE BOARD OF DIRECTORS HAS APPROVED THE AMENDMENT TO THE SYNOVA HEALTHCARE GROUP, INC. 2005 EQUITY INCENTIVE PLAN TO INCREASE THE MAXIMUM NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER SUCH PLAN FROM 1,500,000 TO 3,000,000 SHARES AND RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL 2.

EXECUTIVE COMPENSATION

The following table sets forth certain information relating to the compensation paid to Stephen E. King, our Chairman and Chief Executive Officer, David J. Harrison, our President and Chief Operating Officer, and Ronald S. Spangler, Ph.D., our Chief Scientific Officer (collectively, the “named executive officers”), during our fiscal year ended December 31, 2006.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Option Awards ($)		All Other Compensation ($)		Total ($)
Stephen E. King Chairman and Chief Executive Officer	2006	$175,000	$—		$11,307		$186,307
David J. Harrison President and Chief Operating Officer	2006	175,000	—		11,307		186,307
Ronald S. Spangler, Ph.D. Chief Scientific Officer	2006	145,951	326,700	(1)	13,451	(2)	486,102

(1)	In determining the grant date fair value of this award under SFAS No. 123R, we made the following assumptions: expected term of the option—five to 10 years; risk free interest rates for the expected term of the option—4.5% to 4.6%; expected volatility of underlying stock—62% to 64%; no expected dividends.
(2)	Includes $12,884 in value that may be paid to Dr. Spangler as a result of investment banking fees paid by us to The Keystone Equities Group, an investment banking firm of which Dr. Spangler is the founder and in which Dr. Spangler holds a 12.1% equity interest. See “Certain Relationships and Related Transactions—The Keystone Equities Group.”

Narrative Disclosure to Summary Compensation Table

Employment Agreements

Stephen E. King. In February 2005, we entered into a three-year employment agreement with Stephen E. King, pursuant to which Mr. King serves as our Chairman of the Board and Chief Executive Officer. Under this agreement, Mr. King receives an annual salary of $175,000, subject to review by our board of directors and the board of directors of Synova Healthcare, Inc., and also subject to required minimum cost-of-living increases. Mr. King is also eligible to receive a bonus of up to 40% of his salary. The amount of this bonus will be determined by these boards of directors, and the criteria for the receipt of a bonus will be based 70% on objective performance standards to be determined and mutually agreed upon by the boards of directors and Mr. King (with specific annual performance goals to be set by the boards) and 30% on subjective performance factors to be determined by the boards of directors. Mr. King is entitled to participate in all of our standard employee benefit plans, with guaranteed full medical, dental, short-term and long-term disability coverage, as well as guaranteed life insurance of at least two times Mr. King’s then applicable salary. Mr. King is also entitled to take up to three weeks of vacation, excluding paid holidays, during the first two years of the agreement and up to four weeks of vacation thereafter. This agreement also contains a number of retirement, termination and change of control provisions that are described in “—Termination and Change in Control Arrangements” in this section.

As part of the agreement, Mr. King initially received a non-qualified stock option to purchase up to 375,000 shares of our common stock at an exercise price of $0.25 per share. This option was to vest over a three-year period upon the Company’s achievement of stated performance goals. Prior to any part of this option having vested, on September 30, 2005, Mr. King voluntarily forfeited these options for no consideration.

Under the agreement, Mr. King agrees to communicate and assign to us all works and other ideas developed or conceived by Mr. King during the term of his employment with us. The agreement also contains customary non-disclosure, non-solicitation and non-competition covenants.

David J. Harrison. In February 2005, we entered into a three-year employment agreement with David J. Harrison, pursuant to which Mr. Harrison serves as our President and Chief Operating Officer. The terms and conditions of this employment agreement are substantially similar to those of Mr. King’s employment agreement.

As part of the agreement, Mr. Harrison also initially received a non-qualified stock option to purchase up to 375,000 shares of our common stock at an exercise price of $0.25 per share. This option was to vest over a three-year period upon the Company’s achievement of stated performance goals. Prior to any part of this option having vested, on September 30, 2005, Mr. Harrison voluntarily forfeited these options for no consideration.

Ronald S. Spangler, Ph.D. On December 16, 2005, we entered into an employment agreement with Ronald S. Spangler, Ph.D., pursuant to which Dr. Spangler serves as our Chief Scientific Officer. The employment agreement was effective as of January 3, 2006 and provides that Dr. Spangler’s base salary is $150,000 per year. Under the employment agreement, we granted Dr. Spangler an option to purchase 300,000 shares of our common stock at $2.78 per share, expiring on January 3, 2016. In addition, under the employment agreement, Dr. Spangler is entitled to three weeks of vacation, health insurance and other benefits consistent with those granted to other of our employees. As a condition to employment, Dr. Spangler was required to execute a non-disclosure, non-solicitation and non-competition agreement. The employment agreement is not for any specified term and may be terminated at any time by either party, subject to the provisions described above. This agreement also contains a number of retirement, termination and change of control provisions as described in “—Termination and Change in Control Arrangements” in this section.

Stock Option Grant

On January 3, 2006, pursuant to the incentive plan, Dr. Spangler was granted an option to purchase 300,000 shares of common stock at an exercise price of $2.78 per share. This option expires on January 3, 2016. These options vest in scheduled increments of 50,000 shares, 70,000 shares, 80,000 shares and 100,000 shares, respectively, at the end of each of Dr. Spangler’s first four six-month terms of employment.

In the event of any change in the outstanding shares of our common stock by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the board deems to be similar circumstances, the number and kind of shares subject to this option and the exercise price of such option shall be appropriately adjusted in a manner to be determined in the sole discretion of the board. Furthermore, this option agreement contains a number of retirement, termination and change of control provisions as described in “—Termination and Change in Control Arrangements” in this section.

2005 Equity Incentive Plan

On April 26, 2005, our board of directors adopted, and on May 27, 2005, our stockholders approved, the Synova Healthcare Group, Inc. 2005 Equity Incentive Plan. See “Proposal 2—Amendment of the Synova Healthcare Group, Inc. 2005 Equity Incentive Plan—General Description of the 2005 Equity Incentive Plan.”

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth certain information relating to unexercised and outstanding options for each named executive officer, as of December 31, 2006. No other equity awards otherwise reportable in this table have been granted to any of our named executive officers.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Stephen E. King Chairman and Chief Executive Officer	131,250	—		$.0011	12/22/2014
David J. Harrison President and Chief Operating Officer	131,250	—		.0011	12/22/2014
Ronald S. Spangler, Ph.D. Chief Scientific Officer	50,000	250,000	(1)	2.78	1/3/2016

(1)	These options vest as follows: 70,000 shares vested on January 3, 2007, 80,000 shares vested on July 3, 2007 and 100,000 shares will vest on January 3, 2008.

Retirement Plan

We have established a Simplified Employee Pension/IRA plan in which all of our employees may participate through salary deductions and contributions. Under the terms of the plan, we may make contributions to each participant’s plan account. For 2006, our contributions were equal to 3% of each participant’s contributions to the plan, which are subject to annual deferral limits. All employer and employee contributions to the plan vest immediately.

Termination and Change in Control Arrangements

The following are the material terms of each agreement, contract, plan or arrangement that provide for payments to one or more of our named executive officers at, following or pursuant to their resignation, retirement or termination, or in connection with a change in control of the Company.

2005 Equity Incentive Plan. The termination and change in control provisions of our incentive plan are described in “Proposal 2—Amendment of the Synova Healthcare Group, Inc. 2005 Equity Incentive Plan—General Description of the 2005 Equity Incentive Plan—Effect of Termination, Status Change or Change in Control.”

Stephen E. King Employment Agreement. On February 10, 2005, we entered into a three-year employment agreement with Stephen E. King, pursuant to which Mr. King serves as our Chairman and Chief Executive Officer.

Under the terms of the agreement, Mr. King’s employment is terminated upon his death or disability, and we may terminate Mr. King for cause (as defined in the agreement) or without cause. Mr. King may also terminate the agreement for good reason, including upon a change of control of the Company or Synova Healthcare, Inc. If we terminate Mr. King’s employment without cause or Mr. King terminates his employment for good reason, we must:

•	give Mr. King 120 days advance notice of such termination, which must be approved by the affirmative vote of at least two-thirds of the members of our board of directors;

•	continue to pay Mr. King his salary at the date of termination for the greater of the period of time remaining under the agreement or one year;

•	pay Mr. King a pro-rated bonus, based on the bonus he received in the year before termination; and

•	continue to provide to Mr. King any benefits required to be provided under the general provisions of the employee benefit plans in which he participated on the date of termination.

David J. Harrison Employment Agreement. On February 10, 2005, we entered into a three-year employment agreement with David J. Harrison, pursuant to which Mr. Harrison serves as our President and Chief Operating Officer. The terms and conditions of this employment agreement relating to termination, severance and change in control are substantially similar to those of Mr. King’s employment agreement.

Ronald S. Spangler, Ph.D. Employment Agreement. On December 16, 2005, we entered into an employment agreement with Ronald S. Spangler, Ph.D., under which Dr. Spangler serves as our Chief Scientific Officer. Under the employment agreement, if Dr. Spangler is terminated without cause (as defined in the agreement), Dr. Spangler will receive a severance payment equal to his salary for one year minus the value of any vested stock options which were granted at the inception of his employment. If the value of the vested stock options is greater than his salary for one year, Dr. Spangler will not be entitled to any severance payment.

Ronald S. Spangler, Ph.D. Stock Option Agreement. On January 3, 2006, Dr. Spangler was granted an option under our 2005 equity incentive plan to purchase 300,000 shares of common stock at an exercise price of $2.78 per share. The material termination and change in control provisions in this option agreement are as follows:

In the event of a change of control, the unvested portion of the option shall vest and become exercisable upon the change of control. Furthermore, at such time, the board of directors will have the right to terminate this option upon 10 days prior written notice. In that case, Dr. Spangler will have the right to exercise the option prior to the close of the 10 day period.

At the time of a status change other than by reason of death, permanent disability or cause, Dr. Spangler’s option will remain exercisable for a period of 90 days after such status change. In the event of Dr. Spangler’s death or permanent disability, the option will remain exercisable for a period of one year after death or permanent disability. In the event that the status change results from a termination by us for cause, the option will terminate immediately upon termination.

DIRECTOR COMPENSATION

The following table sets forth the compensation paid to all persons who served as members of our board of directors (other than our named executive officers) during the 2006 fiscal year. No director who is also a named executive officer received any compensation for services as a director in 2006.

Name	Option Awards ($)		All Other Compensation ($)		Total ($)
Multiple directors (1)(2)	$8,270	(3)	$—		$8,270	(3)
Steven L. Edell, D.O.	—		—		—
John M. Suender	—		48,723	(4)	48,723	(4)

(1)	This entry includes Mr. Pelesh, a current director, as well as Ms. Campbell, a former director who served on our board from April 2005 until her resignation on June 25, 2007, and Joseph S. Ferroni, M.D. and Eric A. Weiss, both of whom served as directors on our board during 2006.
(2)	As of December 31, 2006, Ms. Campbell and Mr. Pelesh each have options to purchase 25,000 shares of common stock outstanding, and, to our knowledge, Dr. Ferroni and Mr. Weiss each have options to purchase 33,750 shares of common stock outstanding.
(3)	In determining the grant date fair value of this award under SFAS No. 123R, we made the following assumptions: expected term of the options—10 years; risk free interest rates for the expected term of the options—4.3%; expected volatility of the underlying stock—62% to 64%; no expected dividends.

(4)	Represents consulting fees paid by us to Jasper Ventures for services relating to, among other things, business development, acquisition and finance, corporate governance and human resources matters. Mr. Suender serves as President of Jasper Ventures.

We reimburse each of our non-employee directors for their reasonable expenses incurred in connection with attending meetings of the board of directors and related committees.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Galt Industries, Inc.

As consideration for our acquisition by merger of Allendale Pharmaceuticals, Inc. on January 12, 2007, Galt Industries Inc., as the former 84.6% stockholder of Allendale, received 12,696,089 shares of our common stock. George T. Votis, who is also one of our directors, is the Chief Executive Officer, sole director and sole owner of the outstanding stock of Galt. Mr. Votis received an additional 333,334 shares in connection with Mr. Votis’ indemnification obligation to us, which shares have been placed in escrow for the benefit of Galt for a period of one year. Mr. Votis also received an option to purchase 11,664 shares of our common stock at an exercise price of $8.04 per share arising out of the conversion in the merger of an option to purchase Allendale common stock. In June 2007, all of the shares held in escrow were transferred to a third party to satisfy Allendale’s and our obligations under a settlement agreement involving litigation with the third party. Mr. Votis has decided not to stand for re-election as one of our directors at the annual meeting and will resign on August 7, 2007, the date of the annual meeting.

Pursuant to the Allendale merger, we entered into a consulting agreement with Galt to provide management consulting services for a three-year term beginning on the date of the effectiveness of the merger. We will pay Galt annual consulting fees of $75,000 for the first year and $150,000 for each of the two succeeding years under the consulting agreement.

Private Placement

In connection with the Allendale merger, on January 12, 2007, we completed the private placement of 6.5% senior convertible promissory notes due January 12, 2012 in the original aggregate principal amount of $15.0 million and common stock purchase warrants to purchase, in the aggregate, 16.5 million shares of our common stock. Pursuant to the terms of the warrants, a holder is entitled to purchase the number of shares of our common stock equal to 110% of the number of shares of our common stock into which such holder’s note may be converted at an exercise price of $1.00 per share, on or after January 12, 2007 and on or prior to the close of business on January 12, 2012. The following table identifies certain related persons that purchased securities from us in the private placement, as well as the amount of their respective investments.

Related Person	Amount
George T. Votis (1)	$295,000
Bianchi & Partner AG	500,000
Everest Asset Management AG (2)	1,000,000
Erwin Speckert (2)	1,000,000
Ronald S. Dagar (3)	1,000,000
SF Capital Partners Ltd. (4)	5,000,000
Plainfield Direct LLC	5,000,000

(1)	Mr. Votis will not continue to serve as a director after the annual meeting and will resign on August 7, 2007.

(2)	Erwin Speckert may be deemed to beneficially own the securities purchased by Everest Asset Management AG.
(3)	Ronald S. Dagar may be deemed to beneficially own the securities purchased by Bushido Capital Master Fund, LP and Pierce Diversified Strategy Master Fund, LLC, Series BUS.
(4)	Brian J. Stark and Michael A. Roth may be deemed to beneficially own the securities purchased by SF Capital Partners Ltd.

Transactions with G.M. Capital Partners, Ltd.

As compensation for acting as placement agent in our January 2006 unit offering, we agreed to pay G.M. Capital Partners Ltd. a cash commission equal to 7% of the gross purchase price for the units sold to investors in the offering who were introduced to us by G.M. Capital Partners and a four-year option to purchase up to 7% of those units. Each unit is exercisable for $50,000 and is comprised of 33,333 shares of common stock and a warrant to purchase 16,666 shares of common stock at an exercise price of $2.50 per share. In addition, we agreed to reimburse G.M. Capital Partners for all of its out-of-pocket expenses incurred in connection with the offering. In 2006, we paid G.M. Capital Partners cash commissions of approximately $228,000, and G.M. Capital Partners was entitled to receive an option to purchase 4.56 units with respect to our January 2006 unit offering.

Jasper Ventures LLC

In February 2006, we engaged Jasper Ventures as a consultant pursuant to a consulting agreement. John M. Suender, one of our directors, serves as President of Jasper Ventures. Under this consulting agreement, Jasper Ventures provides us with non-legal advice and services relating to, among other things, business development, acquisition and finance, corporate governance and human resources matters. The consulting agreement is terminable at any time by either party. Jasper Ventures is entitled to receive an hourly, per diem or per month fee, depending on the amount of work to be provided. Since February 2006, we have paid Jasper Ventures approximately $70,108 in fees pursuant to this consulting arrangement. Mr. Suender will not continue to serve as a director after the annual meeting and will resign on August 7, 2007, the date of the annual meeting.

The Keystone Equities Group

Ronald S. Spangler, Ph.D., our Chief Scientific Officer and a director, holds an equity interest of approximately 12.1% in The Keystone Equities Group, an investment banking firm that Dr. Spangler founded. We have engaged Keystone for investment banking services, and since January 1, 2006 we paid Keystone $45,000 in connection with services rendered. The amount of Dr. Spangler’s interest in the placement agent fees paid by us since January 1, 2006 to Keystone is $12,884.

Guaranty of Credit Facility

Stephen E. King and David J. Harrison, our Chairman and Chief Executive Officer, and our President, Chief Operating Officer and director, respectively, each personally guaranteed our obligations under our term loan and line of credit with Wachovia Bank, N.A., pursuant to a guaranty agreement dated April 28, 2005. As of January 12, 2007, both the term loan and line of credit have been repaid in full and terminated, and the guaranties have been released.

Executive Compensation

Effective September 19, 2005, we entered into an employment agreement with Robert L. Edwards, under which Mr. Edwards serves as our Chief Financial Officer. The employment agreement provides that Mr. Edwards’ base salary is $130,000 per year. Mr. Edwards’ base salary was increased to $150,000 in April 2007. In addition, effective January 1, 2006, we granted Mr. Edwards a monthly car allowance of $500. Mr. Edwards is also entitled to three weeks of vacation, health insurance and other benefits consistent with those granted to other of our employees. The agreement is not for a specified term and may be terminated at any time by us or Mr. Edwards without penalty.

Under the employment agreement, we awarded Mr. Edwards an option under our 2005 equity incentive plan to purchase 200,000 shares of common stock at an exercise price of $2.50 per share, expiring on September 19, 2015. This option vests in four equal installments of 50,000 shares on each of the first four anniversaries of Mr. Edwards’ employment.

On February 16, 2006, we granted Mr. Edwards another option under our 2005 equity incentive plan to purchase 50,000 shares of common stock at an exercise price of $2.67 per share. The option vested in full on February 16, 2007.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and any person who beneficially owns more than 10% of our common stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of our common stock. These persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of copies of Section 16(a) filings we received during or with respect to 2006 and representations of our directors and executive officers with respect to the filing of annual reports of changes in Section 16(a) beneficial ownership on Form 5, we believe that each filing required to be made pursuant to Section 16(a) of the Exchange Act during 2006 has been filed in a timely manner with the exception of the following:

•

Dr. Spangler, our Chief Scientific Officer and a director, filed a late Form 3 on January 17, 2006 to report that he became a reporting person as an executive officer of Synova on January 3, 2006. Dr. Spangler also filed a late Form 4 on January 17, 2006 to report his acquisition of an option to purchase 300,000 shares of our common stock that was granted under the incentive plan on January 3, 2006.

•	Mr. Pelesh, a director, filed a late Form 4 on August 20, 2006 to report the exercise in full on June 7, 2006 of a warrant to purchase 8,750 shares of our common stock.

INDEPENDENT PUBLIC ACCOUNTANTS

Morison Cogen LLP served as our independent public accountants for the fiscal year ended December 31, 2006. The audit committee of the board of directors has retained Morison Cogen LLP as our independent public accountants for the 2007 fiscal year. Representatives of Morison Cogen LLP are expected to be present at the 2007 annual meeting to respond to appropriate questions and to make such statements as they may desire.

Audit Fees

During fiscal 2006 and 2005, Morison Cogen LLP billed us $64,100 and $60,850, respectively, for audit fees. Audit fees relate to professional services rendered in connection with the audit of our annual financial statements, the quarterly review of unaudited interim financial statements included in our Forms 10-QSB, and services in connection with registration statements we filed with the SEC, including the delivery of consents and “comfort letters.”

Audit-Related, Tax and All Other Fees

We were not billed by Morison Cogen LLP for any other audit-related, tax or other fees in 2006 or 2005.

Audit Committee Pre-Approval Policies

Our audit committee is responsible for appointing, setting the compensation for and overseeing the work of, our independent registered public accounting firm. As part of this responsibility, the audit committee is required to pre-approve all auditing services, internal control-related services and permitted non-audit services performed by the independent registered public accounting firm in order to ensure its independence. Additionally, the audit committee may delegate either type of pre-approval authority to one or more of its members.

STOCKHOLDER PROPOSALS FOR OUR 2008 ANNUAL MEETING

Pursuant to the proxy rules promulgated under the Exchange Act, stockholders should be aware that the deadline for providing us with timely notice of any stockholder proposal to be submitted within the Rule 14a-8 process for consideration at our 2008 annual meeting of stockholders and inclusion in our 2008 proxy statement will be March 5, 2008. The deadline for providing us with timely notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at our 2008 annual meeting of stockholders will be May 9, 2008. However, should the 2008 annual meeting of stockholders be advanced or delayed by more than 30 days from August 7, 2008, we will inform stockholders of such change in our earliest possible quarterly report on Form 10-QSB, or, if impracticable, by any means reasonably calculated to inform stockholders. If the 2008 annual meeting date is so modified, stockholders proposals will be considered timely if they are submitted within a reasonable time prior to the mailing of our proxy materials for the 2008 annual meeting.

A stockholder proposal for the 2008 annual meeting must be submitted to us at our principal executive offices, located at 1400 North Providence Road, Suite 6010, Media, Pennsylvania 19063, in accordance with the procedures outlined in our amended and restated bylaws. Any such proposal submitted for inclusion in our 2008 proxy statement must also comply with the proxy rules under the Exchange Act, including Rule 14a-8.

OTHER MATTERS

We are not presently aware of any matters, other than procedural matters, that will be brought before the annual meeting which are not reflected in the attached Notice of the Annual Meeting. Signing, dating and returning a proxy card will confer discretionary authority upon the named proxy holders to vote with respect to any and all of the following matters that may come before the annual meeting:

•

matters that were to be presented at the annual meeting for which we did not receive notice a reasonable time before July 3, 2007, the date we first mailed these proxy materials to our stockholders for the annual meeting;

•	the election of any person to any office for which a bona fide nominee named in this proxy statement is unable to serve or for good cause will not serve;

•	any proposal omitted from this proxy statement and the form of proxy pursuant to Rules 14a-8 or 14a-9 under the Exchange Act;

•	the approval of the minutes of the prior meeting if such approval does not amount to ratification of the action taken at that meeting; and

•	matters incident to the conduct of the annual meeting.

In connection with any such matters that may come before the 2007 annual meeting, the persons named in the proxy card will vote in accordance with the recommendations of the board of directors with respect thereto, or, if none are given, their best judgment.

ADDITIONAL INFORMATION

A copy of our Annual Report on Form 10-KSB for the year ended December 31, 2006 as filed with the SEC on February 26, 2007, which also constitutes our 2006 Annual Report to Stockholders, is being mailed to each stockholder with this proxy statement. The Annual Report to Stockholders is not a part of the proxy solicitation materials.

We file reports and other information with the SEC. Copies of these documents may be obtained at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may also obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. Our SEC filings are also available on the SEC’s web site at http://www.sec.gov.

By Order of the Board of Directors

David J. Harrison

President, Chief Operating Officer and Secretary

July 3, 2007

Media, Pennsylvania

SYNOVA HEALTHCARE GROUP, INC.

2005 EQUITY INCENTIVE PLAN

(including amendments proposed and approved

by the Board of Directors on June 20, 2007)

1. Purposes

The purposes of the Synova Healthcare Group, Inc. 2005 Equity Incentive Plan (the “Plan”) are to (i) promote the long-term retention of employees of Synova Healthcare Group, Inc., a Nevada corporation (“SHI”), and its current and future subsidiaries (collectively, the “Company”), directors of SHI and other persons who are in a position to make significant contributions to the success of the Company; (ii) further reward these employees, directors and other persons for their contributions to the Company’s growth and expansion; (iii) provide additional incentive to these employees, directors and other persons to continue to make similar contributions in the future; and (iv) to further align the interests of these employees, directors and other persons with those of SHI’s stockholders. These purposes will be achieved by granting to such employees and other persons, in accordance with the provisions of this Plan, Options, Restricted Stock or Unrestricted Stock (as such terms are hereinafter defined) for shares of SHI’s common stock, $0.001 par value per share (“Common Stock”), or supplemental grants, or combinations thereof (collectively, “Awards”).

2. Aggregate Number of Awards

2.1. Shares Subject to the Plan and Maximum Awards. The aggregate number of shares of Common Stock for which Awards may be granted under the Plan shall be 3,000,000 shares. Of this amount, the aggregate number of ISOs, (as defined in Section 5.1(a)), that may be granted under the Plan shall be 3,000,000 shares. Such maximum numbers of shares are subject to adjustment in accordance with Section 2.4. Subject to the first sentence of this Section 2.1, reacquired shares and unissued shares of Common Stock may be used for purposes of the Plan, at SHI’s sole discretion. No fractional shares of Common Stock or Options to acquire fractional shares of Common Stock shall be delivered under the Plan.

2.2. Forfeited Awards. Shares of Common Stock that were issuable pursuant to an Award that has terminated but with respect to which such Award had not been exercised, and shares of Common Stock that are issued pursuant to an Award but that are subsequently forfeited shall be available for future Awards under the Plan and shall not count toward the maximum number of shares of Common Stock that may be issued under the Plan as set forth in Section 2.1.

2.3. Other Items Not Included in Allocation. The maximum number of shares of Common Stock that may be issued under the Plan as set forth in Section 2.1 shall not be affected by (i) the payment in cash of dividends or dividend equivalents in connection with outstanding Awards; or (ii) Awards that are granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who have become employees as a result of a merger, consolidation, or acquisition or other corporate transaction involving the Company.

2.4. Adjustments. In the event of any stock dividend, stock split, combination or exchange of equity securities, merger, consolidation, recapitalization, reorganization, divestiture or other distribution (other than ordinary cash dividends) of assets to stockholders, or any other event affecting the Common Stock that the Board of Directors (the “Board”) of SHI deems, in its sole discretion, to be similar circumstances, the Board may make such adjustments as it may deem appropriate, in its discretion, to: (i) the maximum number of shares of Common Stock that may be issued under the Plan as set forth in Section 2.1; (ii) the maximum number of shares of Common Stock that may be granted to any single individual pursuant to Section 2.1; (iii) the number or kind of shares subject to an Award; (iv) the exercise price applicable to an Award; (v) any measure of performance that relates to an Award in order to reflect such change in the Common Stock; and/or (vi) any other affected terms of any equity-based Award. The Board may also make such adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, acquisitions, dispositions or similar corporate transactions, or any other event, as the Board may determine in its sole discretion. The Company shall consult with its counsel regarding the effect of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and any regulations or other guidance issued by the Internal Revenue Service construing such provision and may amend this Plan and any benefit granted to any person under this Plan so as to avoid the imposition of any penalty under such provisions.

3. Participation

3.1. Eligible Persons. All current and future employees of the Company, including officers (“Employees”), all directors of the Company (including directors who are Employees and directors who are not Employees) and all other persons (including, without limitation, consultants) who are not Employees or directors who, in the opinion of the Committee (as defined in Section 4.2), are in a position to make a significant contribution to the success of the Company, shall be eligible to receive Awards under the Plan (each, a “Participant”). No eligible Employee, director or other person shall have any right to receive an Award except as expressly provided in the Plan.

3.2. Cancellation and Modification of Awards. In the event of a change in a Participant’s duties and responsibilities, or a transfer of the Participant to a different position, the Committee may cancel or modify any Award granted to such Participant or adjust the number of shares of Common Stock subject thereto commensurate with the transfer or change in responsibility, as determined by the Committee, in its sole discretion, provided that no such action shall violate the provisions of Section 5.1(b)(4), and provided further that the Committee may not modify or cancel Awards exercisable at the time of such change in duties or responsibilities or transfer or to which the Participant was irrevocably entitled at the time of such change or transfer.

4. Administration

4.1. Power and Authority. The Committee shall have full and exclusive power to administer and interpret the Plan, to grant Awards and to adopt such administrative rules, regulations, procedures and guidelines governing the Plan and the Awards as it may deem necessary in its sole discretion, from time to time. The Committee’s authority shall include, but

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not be limited to, the authority to: (i) determine the type of Awards to be granted under the Plan; (ii) select Award recipients and determine the extent of their participation; (iii) determine the method or formula for establishing the fair market value of the Common Stock for various purposes under the Plan, provided however, that in the case of ISO’s fair market value shall be determined in accordance with Treas. Reg. Section 1.422-2(e); and (iv) establish all other terms, conditions, restrictions and limitations applicable to Awards and the shares of Common Stock issued pursuant to Awards, including, but not limited to, those relating to a Participant’s retirement, death, disability, leave of absence or termination of employment. The Committee may accelerate or defer the vesting or payment of Awards, cancel or modify outstanding Awards, waive any conditions or restrictions imposed with respect to Awards or the Common Stock issued pursuant to Awards and make any and all other interpretations and determinations which it deems necessary with respect to the administration of the Plan, subject to the limitations contained in Section 5.1(b)(4) with respect to all Participants and subject to the provisions of Section 162(m) of the Code with respect to “covered employees” as defined thereunder, except that the Committee may not, without the consent of the holder of an Award or unless specifically authorized by the terms of the Plan or an Award, take any action under this clause with respect to such Award if such action would adversely affect the rights of such holder. The Committee’s right to make any decision, interpretation or determination under the Plan shall be in its sole and absolute discretion.

4.2. Administrators of the Plan. This Plan shall be administered by the Board. The Board may delegate all or any portion of its authority hereunder to one or more committees, each consisting of one or more members of the Board (herein, references in this Plan to the “Committee” shall mean the Board or any such committee that the Board may so delegate all or any portion of its authority hereunder). Once appointed, such Committees to the extent such power is so delegated shall continue to serve until otherwise directed by the Board. Any Awards granted to persons who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), if applicable, shall be made by a Committee of two or more members of the Board, each of whom is a Non-Employee Director (as defined or interpreted for purposes of Rule 16b-3 (including amendments and successor provisions) as promulgated by the Securities and Exchange Commission pursuant to its authority under the 1934 Act (“Rule 16b-3”)) or as otherwise permitted by Rule 16b-3 and other applicable regulations, if applicable. Any Awards granted to officers who are subject to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), if applicable, shall be made and administered by a committee of two or more members of the Board, each of whom is an Outside Director (as defined or interpreted for purposes of Section 162(m) of the Code) or as otherwise permitted by Section 162(m) of the Code and other applicable regulations.

4.3. Administration of the Plan. For all purposes of the Plan, a majority of the members of the Committee shall constitute a quorum, and the vote of a majority of the members of the Committee (or written consent of all of the members) on a particular matter shall constitute the act of the Committee on that matter. The Committee shall have the exclusive right to construe the Plan and any Award, to settle all controversies regarding the Plan or any Award, to correct defects and omissions in the Plan and in any Award, and to take such further actions as the Committee deems necessary or advisable, in its sole discretion, to carry out the purpose and intent of the Plan. Such actions shall be final, binding and conclusive upon all parties concerned.

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4.4. Liability; Indemnification. No member of the Board or the Committee shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the good faith exercise of any authority or discretion granted in the Plan to the Board or the Committee, or for any act or omission of any other member of the Board or the Committee. The members of the Board or the Committee shall be entitled to indemnification and reimbursement to the fullest extent provided in any agreement between such member(s) and SHI, or in SHI’s certificate of incorporation, bylaws and applicable law. In the performance of its functions under the Plan, the Board or the Committee shall be entitled to rely upon information and advice furnished by SHI’s officers, accountants, counsel and other parties of the Board or the Committee deems necessary, and no member of Board or the Committee shall be liable for any action taken or not taken in reliance upon such advice.

4.5. Costs; Liabilities. All costs incurred in connection with the administration and operation of the Plan shall be paid by the Company. Except for the express obligations of the Company under the Plan and under Awards granted in accordance with the provisions of the Plan, the Company shall have no liability with respect to any Award, or to any Participant or any transferee of shares of Common Stock from any Participant, including, but not limited to, any tax liabilities, capital losses, or other costs or losses incurred by any Participant or any such transferee.

5. Types of Awards

5.1. Options.

(a) An Option is an Award entitling the recipient upon exercise thereof to purchase Common Stock at a specified exercise price. Both “incentive stock options,” as defined in Section 422 of the Code (any Option intended to qualify as an incentive stock option is hereinafter referred to as an “ISO”), and Options that are not incentive stock options (any such Option is hereinafter referred to as a “non-ISO”), may be granted under the Plan. ISOs shall be awarded only to Employees.

(b) The exercise price of an Option shall be determined by the Committee subject to the following:

(1) The exercise price of an ISO shall not be less than 100% (110% in the case of an ISO granted to a Ten Percent Stockholder) of the fair market value of the Common Stock subject to the ISO, determined as of the time the Option is granted. A Ten Percent Stockholder is any person who at the time of grant owns, directly or indirectly, or is deemed to own by reason of the attribution rules of Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its subsidiaries.

(2) The exercise price of a non-ISO shall not be less than 100% of the fair market value of the Common Stock subject to the non-ISO, determined as of the time the non-ISO is granted.

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(3) Notwithstanding (1) and (2) above, an Option (whether an ISO or non-ISO) may be granted with an exercise price determined according to the provisions of Section 424(a) of the Code, if the grant of such Option is pursuant to a transaction described in Section 424(a) of the Code.

(c) The period during which an Option may be exercised shall be determined by the Committee, except that the period during which an Option may be exercised shall not exceed ten years (five years, in the case of an ISO granted to a Ten Percent Stockholder) from the day immediately preceding the date the Option was granted.

(d) An Option shall become exercisable at such time or times, and on such terms and conditions, as the Committee may determine, provided that no Option may be exercisable prior to a Change of Control (as defined in Section 6.3(a)). Notwithstanding the preceding sentence, the Committee may at any time accelerate the time at which all or any part of the Option may be exercised. Any exercise of an Option must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (i) any documents required by the Committee (including any voting trust agreements and/or stock restriction agreements that may be required) and (ii) payment in full in accordance with Section 5.1(e) below for the number of shares for which the Option is exercised.

(e) Stock purchased on exercise of an Option must be paid for as follows: (i) in cash or by check (acceptable to SHI in accordance with guidelines established for this purpose), bank draft or money order payable to the order of SHI or (ii) if so permitted by the instrument evidencing the Option (or in the case of an Option which is not an ISO, by the Committee at or after grant of the Option), (A) through the delivery of shares of Common Stock which have been outstanding for at least six months (unless the Committee expressly approves a shorter period) and which have a fair market value on the date of exercise at least equal to the exercise price, or (B) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to SHI sufficient funds to pay the exercise price (including in connection with a so-called “cashless exercise” effected by such broker), or (C) by any combination of the permissible forms of payment.

(f) In the event a Participant tenders shares of Common Stock to pay the exercise price of an Option and/or arranges to have a portion of the shares otherwise issuable upon exercise withheld or sold to pay the applicable withholding taxes, in no case may the Committee grant “reload” or “restoration” options entitling the Participant to purchase shares of Common Stock equal to the sum of the number of such shares tendered to pay the exercise price and the number of shares used to pay the withholding taxes.

(g) Any Employee who disposes of shares acquired upon the exercise of an ISO either (i) within two years after the date of grant of such ISO or (ii) within one year after the transfer of such shares to the Employee shall notify the Company of such disposition and of the amount realized upon such disposition.

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5.2. Stock Awards

(a) Form of Awards. The Committee may grant Awards (“Stock Awards”) of Unrestricted Stock and Restricted Stock, subject to such terms, conditions, restrictions and limitations as the Committee may determine to be applicable to such Stock Awards, in its discretion, from time to time. The Committee may consider the impact of the conditions, restrictions or limitations applicable to a Stock Award, as well as the possibility of forfeiture or cancellation, in determining the fair market value for purposes of determining the number of shares of Common Stock allocable to a Stock Award. Without limiting the generality of the foregoing, the Committee may issue Stock Awards to Participants in connection with management or employee stock purchase programs.

(b) Unrestricted Stock. Shares of Common Stock may be used as payment for compensation which otherwise would have been delivered in cash (including any compensation that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code), and unless otherwise determined by the Committee, no minimum vesting period shall apply to such shares. Any shares of Common Stock used for such payment shall be valued at the fair market value of such shares at the time of payment and shall be subject to such terms, conditions, restrictions and limitations as shall be determined by the Committee at the time of payment.

(c) Restricted Stock. A Restricted Stock Award entitles the recipient to acquire shares of Common Stock subject to the restrictions described in Section 5.2(c)(3) (“Restricted Stock”) for no consideration, nominal consideration or any higher price (the “Restricted Stock Price”), all as determined by the Committee.

(1) A Participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the Participant accepts the Award by written instrument delivered or mailed to SHI accompanied by accompanied by (i) any documents required by the Committee and (ii) payment in full of the specified purchase price, if any, of the shares covered by the Award. Payment may be by certified or bank check or other instrument acceptable to the Committee.

(2) A Participant who receives Restricted Stock shall have all the rights of a stockholder (provided the conditions in Section 7.3 have been satisfied) with respect to such stock, including dividend rights, subject to the restrictions described in 5.2(c)(3) and any other conditions imposed by the Committee at the time of grant. Unless the Committee otherwise determines, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are free of all restrictions under the Plan.

(3) Except as otherwise specifically provided by the Plan or the Award, Restricted Stock may not be sold, assigned, exchanged, pledged, gifted or otherwise disposed of, or transferred, and if a Participant suffers a Status Change (as defined in Section 6.1) for any reason, his or her Restricted Stock must be offered to SHI for purchase at the Restricted Stock Price, and SHI and such other persons shall have an irrevocable, exclusive 90-day option to acquire such Restricted Stock, for the amount of cash paid for such Restricted Stock, or such

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Restricted Stock shall be forfeited to SHI if no cash was paid by the Participant. These restrictions shall lapse at such time or times, and on such terms and conditions, as the Committee may determine. The Committee may at any time accelerate the time at which the restrictions on all or any part of the shares shall lapse.

(4) Any Participant making, or required by an Award to make, an election under Section 83(b) of the Code with respect to Restricted Stock shall deliver to SHI, within ten days of the filing of such election with the Internal Revenue Service, a copy of such election.

(5) The Committee may, at the time any Award described in this Section 5 is granted, provide that any or all the Common Stock delivered pursuant to the Award shall be Restricted Stock.

5.3. Performance Awards. A Performance Award entitles the recipient to receive, without payment, an Award or Awards described in this Section 5 (such form to be determined by the Committee) following the attainment of such performance goals, during such measurement period or periods, and on such other terms and conditions, all as the Committee may determine. Performance goals may be related to personal performance, corporate performance, group or departmental performance or any such other category of performance as the Committee may determine. The Committee shall have the authority to determine the performance goals, the period or period during which performance is to be measured and all other terms and conditions applicable to the Award.

5.4. Section 162(m) Limitations.

(a) If the Committee determines at the time an Award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code is granted to a Participant that such Participant is, or may be as of the end of the tax year for which the Company would claim a tax deduction in connection with such Award, a “covered employee,” then the Committee may provide that this Section 5.4 is applicable to such Award under such terms as the Committee shall determine.

(b) If an Award is subject to this Section 5.4, then any grant shall be subject to the achievement of specified levels of one or more of the following performance goals, unless and until the Company’s stockholders approve a change to such performance goals: operating income, net earnings, earnings before interest, taxes, depreciation and amortization (EBITDA), earnings before interest and taxes (EBIT), net income, earnings per share, total stockholder return, cash flow, return on assets, decrease in expenses, Common Stock price, price-earnings multiple, comparisons to market indices, sales growth, market share, the achievement of certain quantitatively and objectively determinable non-financial performance measures including, but not limited to, operational measures, growth strategies, strategic initiatives, corporate development and leadership development, and any combination of the foregoing. The performance goals shall be determined and approved by the Committee within the first 90 days of each fiscal year. Awards subject to this Section 5.4 may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward. Prior to the payment of any Award subject to this Section 5.4, the Committee shall certify in writing that the applicable performance goal was satisfied.

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(c) The Committee shall have the discretion to impose such other restrictions on Awards subject to this Section 5.4 as it may deem necessary or appropriate to ensure that such Awards qualify as performance-based compensation for purposes of Section 162(m) of the Code. In the event that applicable tax/and or securities laws change to permit the Committee the discretion to alter the governing performance goals without obtaining stockholder approval, the Committee shall have the sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards, or modify existing Awards, that shall not qualify as performance-based compensation for purposes of Section 162(m) of the Code, the Committee may make such grants and modifications without satisfying the requirements of Section 162(m) of the Code.

6. Events Affecting Outstanding Awards

6.1. Termination of Service by Death or Permanent Disability. If a Participant who is an Employee or director ceases to be an Employee or director, or if there is a termination of the consulting, service or other relationship in respect of which a non-Employee Participant was granted an Award under the Plan (such termination of employment or other relationship referred to as a “Status Change”), in any case by reason of death or Permanent Disability (as defined below), the following rules shall apply, unless otherwise determined by the Committee:

(a) All Options held by the Participant at the time of such Status Change, solely to the extent then exercisable, will continue to be exercisable by the Participant or his or her heirs, executor, administrator or other legal representative for a period of one year after the Participant’s Status Change by reason of death or Permanent Disability. After the expiration of such one-year period, all such Options shall terminate. In no event, however, shall an Option remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 6.1.

(b) All Restricted Stock held by the Participant at the time of such Status Change shall be transferred to the Company (and, in the event the certificates representing such Restricted Stock are held by the Company, such Restricted Stock shall be so transferred without any further action by the Participant) in accordance with Section 5.2(c)(3) above.

(c) The Participant shall automatically be entitled to any payment or benefit under all Performance Awards or Supplemental Grants, held by the Participant at the time of such Status Change.

(d) “Disability” or “Permanent Disability” shall mean disability as defined in Section 22(e)(3) of the Code or as otherwise determined by the Committee.

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6.2. Termination of Service Other Than by Death or Permanent Disability. Subject to the provisions of Section 6.4, if a Participant suffers a Status Change other than by reason of death or permanent disability (as determined by the Committee), the following rules shall apply, unless otherwise determined by the Committee:

(a) All Options held by the Participant at the time of such Status Change, to the extent then exercisable, shall continue to be exercisable by the Participant for a period of 90-days after the Participant’s Status Change, unless the Status Change results from “Cause” as defined in Section 6.2(e), in which case the Options will terminate immediately upon the Status Change. After the expiration of such 90-day period, all such Options shall terminate. In no event, however, shall an Option remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 6.2. All Options held by a Participant at the time of such Status Change that are not then exercisable shall terminate upon such Status Change.

(b) All Restricted Stock held by the Participant at the time of such Status Change shall be transferred to the Company (and, in the event the certificates representing such Restricted Stock are held by the Company, such Restricted Stock shall be so transferred without any further action by the Participant) in accordance with Section 5.2(c)(3) above.

(c) Any payment or benefit under a Performance Award, or Supplemental Grant, to which the Participant was not irrevocably entitled at the time of such Status Change shall be forfeited and the Award canceled as of the date of such Status Change.

(d) For all purposes of this Section 6.2 and Section 6.3, the employment with the Company of a Participant who is an Employee shall not be deemed to have been terminated if the Participant is transferred from SHI to a subsidiary of SHI, or vice versa, or from one subsidiary of SHI to another and, in the sole discretion of the Committee, a Status Change shall not be deemed to have occurred if, on the date that a Participant’s employment, directorship, consulting, service or other relationship with the Company terminates, such Participant has an employment, directorship, consulting, service or other relationship with the Company that would otherwise permit such Participant to receive an Award under this Plan.

(e) A termination by the Company of a Participant’s employment, directorship, consulting, service or other relationship with the Company shall be for “Cause” if the Committee determines that the Participant: (i) was guilty of fraud, gross negligence or willful misconduct in the performance of his or her duties for the Company, (ii) willfully and continually failed to perform substantially the Participant’s duties with the Company (other than any such failure resulting from incapacity due to Permanent Disability) after delivery of written demand for substantial performance to the Participant by the Board or the Chief Executive Officer that specifically identified the manner in which the Board or the Chief Executive Officer believed the Participant did not substantially perform his or her duties, (iii) breached or violated, in a material respect, any agreement between the Participant and the Company or any of the Company’s codes of conduct or corporate policies, including policy statements regarding conflicts-of-interest, insider trading or confidentiality, and non-competition/non-solicitation covenants contained in any agreement executed by the Participant, (iv) committed a material act of dishonesty or breach of trust, (v) acted in a manner that was inimical or injurious, in a material respect, to the business or interests of the Company, or (vi) was convicted of, or plead guilty or nolo contendere to, a felony or any other crime involving moral turpitude which subjects, or if generally known, would subject, the Company to public ridicule or embarrassment.

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6.3. Change in Control

(a) The Committee may, in its sole discretion, at the time an Award is made hereunder or at any time prior to, coincident with or after the time of a Change in Control: (i) require the purchase and sale of any Awards for an amount of cash equal to the amount which a Participant could have obtained upon the exercise or realization of such rights had such Awards been currently exercisable; (ii) make such adjustment to the Awards then outstanding as the Committee deems appropriate to reflect such Change in Control; (iii) cause the Awards then outstanding to be assumed, or their rights substituted therefore, by the surviving or acquiring corporation in such Change in Control; (iv) cause any Award to become exercisable in whole or in part upon the occurrence of such Change in Control; (v) cause any conditions to any Award, including those related to the passage of time and continued employment, to terminate upon the occurrence of such Change in Control; and/or (vi) cause any Award to become free of any restrictions upon the occurrence of such Change in Control. The Committee may, in its discretion, include such further provisions and limitations in any Award Agreement as it may deem in the best interests of the Company.

(b) A “Change in Control” means: (i) the sale, exchange, liquidation or other disposition of all or more than 50% of SHI’s business or assets; unless in any such case, the Committee determines, prior to the occurrence of such Change in Control, that no Change in Control has or will have occurred; or (ii) the occurrence of a reorganization, merger, consolidation or other corporate transaction involving SHI, in each case, with respect to which SHI’s stockholders immediately prior to such transaction do not, immediately after such transaction, own more than 50% of the combined voting securities having the right to vote for the election of directors of SHI or other corporation resulting from such transaction; or (iii) the approval by SHI’s stockholders of a complete liquidation or dissolution of SHI; or (iv) any similar transaction, circumstance or event which the Committee determines to constitute a Change in Control.

(c) Any good faith determination by the Committee as to whether a Change in Control within the meaning of this Section 6.3 has occurred shall be conclusive and binding on SHI and the Participants.

6.4. Special Forfeiture Provisions Following a Termination of Employment. Notwithstanding the provisions of Section 6.2, in any instance where the rights of a Participant with respect to an Award extend beyond a Status Change other than by reason of death, all of such rights shall terminate and be forfeited, if, in the determination of the Committee, the Participant, at any time prior or subsequent to such Status Change breaches or violates, in a material way, the terms of any agreement with the Company, including any employment agreement, termination agreement, confidentiality agreement, non-solicitation agreement or non-competition agreement.

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7. Grant and Acceptance of Awards

7.1. Evidence of Approval. The Committee’s approval of a grant of an Award under the Plan, including the names of Participants and the size of the Award, including the number of shares of Common Stock subject to the Award, and the exercise or other price applicable thereto, shall be reflected in minutes of meetings held by the Committee or in written consents signed by members of the Committee. Once approved by the Committee, each Award shall be evidenced by such written instrument, containing such terms as are required by the Plan and such other terms, consistent with the provisions of the Plan, as may be approved from time to time by the Committee.

7.2. Award Agreements. Each instrument may be in the form of agreements to be executed by both the Participant and the Company, or certificates, letters or similar instruments, which need not be executed by the Participant but acceptance of which shall evidence agreement to the terms thereof. The grant of an Award shall not impose any obligation on the Participant to accept the Award.

7.3. Conditions. Except as specifically provided by the Plan or the instrument evidencing an Award, a Participant shall not become a stockholder of SHI until (i) the Participant makes any required payments in respect of the Common Stock issued or issuable pursuant to the Award, (ii) the Participant furnishes SHI with any required agreements, (including any voting trust agreements and/or stock restriction agreements that may be required), certificates, letters or other instruments, and (iii) the Participant actually receives the shares of Common Stock. Subject to any terms and conditions imposed by the Plan or the instrument evidencing an Award, upon the occurrence of all of the conditions set forth in the immediately preceding sentence, a Participant shall have all rights of a stockholder with respect to shares of Common Stock, including, but not limited to, the right to receive dividends and other distributions paid with respect to such shares but not including the right to vote.

7.4. Payments and Deferrals. Payment of Awards may be in the form of cash, shares of Common Stock, other Awards, or combinations thereof as the Committee shall determine, subject to such terms, conditions, restrictions and limitations as it may impose. The Committee may postpone the exercise of Options, and may require or permit Participants to elect to defer the receipt or issuance of shares of Common Stock pursuant to Awards or the settlement of Awards in cash under such rules and procedures as it may establish, in its sole discretion, from time to time. It also may provide for deferred settlements of Awards including the payment or crediting of earnings on deferred amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in common share equivalents. In addition, the Committee may stipulate in an Award Agreement, either at the time of grant or by subsequent amendment, that a payment or portion of a payment of an Award be delayed in the event that Section 162(m) of the Code (or any successor or similar provision of the Code) would disallow a tax deduction by the Company for all or a portion of such payment. The period of any such delay in payment shall be until the payment, or portion thereof, is tax deductible, or such earlier date as the Committee shall determine in its discretion.

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7.5. Removal of Restrictions. Notwithstanding any other provision of the Plan, the Company shall not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove any restriction from shares of Common Stock previously delivered under the Plan (i) until all conditions to the Award have been satisfied or removed, (ii) until, in the opinion of counsel to the Company, all applicable Federal and state laws and regulations have been complied with, (iii) if the outstanding Common Stock is at the time listed on any stock exchange or included for quotation on an inter-dealer system, until the shares to be delivered have been listed or included or authorized to be listed or included on such exchange or system upon official notice of issuance, (iv) if it might cause the Company to issue or sell more shares of Common Stock than the Company is then legally entitled to issue or sell, and (v) until all other legal matters in connection with the issuance and delivery of such shares have been approved by counsel to the Company. If the sale of Common Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of an Award, such representations or agreements as counsel to the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Common Stock bear an appropriate legend restricting transfer. If an Award is exercised by the Participant’s legal representative, the Company shall be under no obligation to deliver Common Stock pursuant to such exercise until the Company is satisfied as to the authority of such representative.

8. Tax Withholding

The Company shall withhold from any cash payment made pursuant to an Award an amount sufficient to satisfy all Federal, state and local withholding tax requirements (the “withholding requirements”). In the case of an Award pursuant to which Common Stock may be delivered, the Committee shall have the right to require that the Participant or other appropriate person remit to the Company an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Committee with regard to such requirements, prior to the delivery of any Common Stock. If and to the extent that such withholding is required, the Committee may permit a Participant or such other person or entity to elect at such time and in such manner as the Committee may determine to have the Company hold back from the shares of Common Stock to be delivered, or to deliver to the Company, Common Stock having a value calculated to satisfy the withholding requirement.

9. Dividends and Dividend Equivalents

The Committee may provide that Stock Awards shall earn dividends or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to an account maintained on the books of the Company. Any payment or crediting of dividends or dividend equivalents will be subject to such terms, conditions, restrictions and limitations as the Committee may establish from time to time, including reinvestment in additional shares of Common Stock or common share equivalents. Unless the Committee determines otherwise, any Employee subject to the reporting requirements of Section 16(a) of the 1934 Act may not participate in any dividend reinvestment program established under the Plan. The Committee shall determine the Participant’s rights under the Plan with respect to extraordinary dividends or distributions on the shares of Common Stock.

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10. Unfunded Plan

Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not create any fiduciary relationship between the Company on behalf of any Participant or other person. To the extent any Participant holds any rights by virtue of an Award granted under the Plan, such rights shall constitute general unsecured liabilities of the Company and shall not confer upon any Participant any right, title, or interest in any assets of the Company.

11. Rights as Stockholder

A Participant shall not have any rights as a stockholder with respect to shares of Common Stock covered by an Award until the date the Participant becomes the holder of record with respect to such shares in accordance with Section 7.3. No adjustment shall be made for dividends or other rights for which the record date is prior to such date, except as provided in Section 9.

12. Effective Date and Term of Plan

The effective date of this Plan (the “Effective Date”) is April 26, 2005. No Award shall be granted more than ten years after the Effective Date.

13. Effect, Amendment, Suspension and Termination

Unless otherwise determined by the Committee, Awards received by Participants under the Plan shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of calculating payments or benefits under any Company benefit plan or severance program. No Employee, director or other person shall have any claim or right to be granted an Award under the Plan. There shall be no obligation of uniformity of treatment of Employees, directors or other persons under the Plan and the terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated). The Committee reserves the right, at any time and from time to time, to amend the Plan in any way, or to suspend or terminate the Plan, effective as of the date specified by the Committee when it takes such action, which date may be before or after the date the Committee takes such action; provided that any such action shall not affect any Awards granted before the actual date on which such action is taken by the Committee; and further provided that the approval of SHI’s stockholders shall be required whenever necessary for the Plan to continue to satisfy the conditions of Rule 16b-3 under the 1934 Act, Section 422 of the Code with respect to the award of ISOs (unless the Committee determines that ISOs shall no longer be granted under the Plan), any bylaw, rule or regulation of the market system or stock exchange on which SHI’s Common Stock is then listed or admitted to trading, or any other applicable law, rule or regulation. Unless terminated earlier by the Committee, this Plan shall terminate on such date as all Awards under the Plan have been exercised or shall have terminated.

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14. Other Provisions

14.1. Future Rights. Nothing contained in the Plan or any Award shall confer upon any Employee or other Participant the right to continue in the employ of, or to continue to provide service to, the Company or any affiliated person, or interfere in any way with the right of the Company or any affiliated person to terminate the employment or service of any Employee or other Participant for any reason.

14.2. Grant Date. Corporate action constituting an offer by SHI of Common Stock to any Participant under the terms of an Award shall be deemed completed as of the date of grant of the Award, regardless of when the instrument, certificate, or letter evidencing the Award is actually received or accepted by the Participant.

14.3. Transferability. None of a Participant’s rights under any Award or under the Plan may be assigned or transferred in any manner other than by will or under the laws of descent and distribution. The foregoing shall not, however, restrict a Participant’s rights with respect to Unrestricted Stock or the outright transfer of cash, nor shall it restrict the ability of a Participant’s heirs, estate, beneficiaries, or personal or legal representatives to enforce the terms of the Plan with respect to Awards granted to the Participant.

14.4. Governing Law. The Plan, and all Awards granted hereunder, shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

14.5. Interpretation. The headings of the Sections of the Plan are for convenience of reference only and shall not affect the interpretation of the Plan. All pronouns and similar references in the Plan shall be construed to be of such number and gender as the context requires or permits. When used in this Plan, the words “including” and “include” shall be deemed followed by the words “without limitation.” Except as otherwise indicated, the term “person” as used in the Plan shall include individuals, corporations, partnerships, trusts, estates, limited liability companies and partnerships and any other type of entity.

14.6. Severability. If any provision of the Plan is determined to be unenforceable for any reason, then that provision shall be deemed to have been deleted or modified to the extent necessary to make it enforceable, and the remaining provisions of the Plan shall be unaffected.

14.7. Notices. All notices with respect to the Plan shall be in writing and shall be hand delivered or sent by certified mail or reputable overnight delivery service, expenses prepaid. Notices to the Company or the Committee shall be delivered or sent to SHI’s headquarters to the attention of its Chief Executive Officer. Notices to any Participant or holder of shares of Common Stock issued pursuant to an Award shall be sufficient if delivered or sent to such person’s address as it appears in the records of the Company or its transfer agent.

14.8. Fair Market Value. For the purposes of the Plan and any Award granted hereunder, unless otherwise determined by the Committee, the term “fair market value” of Common Stock on a specified date shall mean the average closing sale price for one share of Common Stock during the ten (10) trading days before the specified date, as reported on the

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Nasdaq National Market System, or on such other market system or stock exchange on which SHI’s Common Stock is then listed or admitted to trading, or, if the foregoing does not apply, the fair market value determined by the Committee in its sole discretion. Notwithstanding any other provision of this Agreement, in the case of ISO’s, as defined in Section 5.1(a) of the Plan, fair market value shall be determined in accordance with Treas. Reg. Section 1.422-2(e).

14.9. Reduction of Payments. Unless otherwise agreed upon in writing by the Company and a Participant, in the event that any payment, benefit or transfer under the Plan to or for the benefit of a Participant pursuant to a Change in Control from the Company or otherwise (a “Payment”) would (i) constitute a “parachute payment” within the meaning of Section 280G of the Code, and (ii) but for this Section 14.9, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then such Payment shall be reduced to the Reduced Amount. The “Reduced Amount” shall be the largest portion of the Payment that would result in no portion of the Payment being subject to the Excise Tax. If a reduction in payments or benefits constituting “parachute payments” is necessary so that the Payment equals the Reduced Amount, reduction shall occur in the following order unless the Participant elects in writing a different order (provided, however, that such election shall be subject to the Company’s approval if made on or after the date on which the event that triggers the Payment occurs): reduction of cash payments; cancellation of accelerated vesting of Awards; and reduction of employee benefits. In the event that the acceleration of vesting of Award compensation is to be reduced, such acceleration of vesting shall be cancelled in the reverse order of the date of grant of the Participant’s Awards unless the Participant elects in writing a different order for cancellation.

14.10. Successors and Assigns. The Plan and any applicable Award Agreement entered into under the Plan shall be binding on all successors and assigns of a Participant, including the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

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VOTE BY INTERNET - www.proxyvote.com
SYNOVA HEALTHCARE GROUP, INC. 1400 N. PROVIDENCE RD STE 6010 BUILDING II MEDIA, PA 19063	Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the date of the 2007 Annual Meeting of Stockholders. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the date of the 2007 Annual Meeting of Stockholders. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Synova Healthcare Group, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: SYNHG1 KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

SYNOVA HEALTHCARE GROUP, INC.

Vote On Directors

1. To elect five directors, each to serve until the 2008 Annual Meeting of Stockholders or until such director’s successor has been duly elected and qualified.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

Nominees:
01) Steven L. Edell, D.O.	04) Jeffrey N. Pelesh	☐	☐	☐
02) Stephen E. King	05) Ronald S. Spangler, Ph.D.
03) David J. Harrison

Vote On Proposals					For	Against	Abstain

2.     To approve the amendment of the Synova Healthcare Group, Inc. 2005 Equity Incentive Plan to increase the number of shares of the Company’s common stock, par value $0.001 per share, authorized for issuance pursuant to such plan from one million five hundred thousand (1,500,000) shares to three million (3,000,000) shares.

					☐	☐	☐
					For	Against	Abstain

3.     In accordance with the discretion of the proxy holders, to vote upon all matters incident to the conduct of the meeting and other matters as may properly come before the meeting or any adjournment or postponement thereof.

					☐	☐	☐

The Board of Directors recommends a vote FOR the directors listed above and FOR approval of the amendment of the Synova Healthcare Group, Inc. 2005 Equity Incentive Plan. This Revocable Proxy, when properly executed, will be voted as specified above. Unless otherwise specified by the undersigned, this Revocable Proxy will be voted FOR the election of all directors named in Proposal 1 and FOR approval of the amendment of the Synova Healthcare Group, Inc. 2005 Equity Incentive Plan, and will be voted by the proxyholder as recommended by the board of directors, or, in the absence of such recommendations, in his discretion, as to any other matters properly transacted at the meeting or any adjournments or postponements thereof.

NOTE: Please sign exactly as your name appears on this Revocable Proxy. If signing as attorney, executor, administrator, trustee or guardian, please give the full title as such, and, if signing for a corporation, please give your full title. When shares are in the name of more than one person, each should sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

REVOCABLE PROXY

SYNOVA HEALTHCARE GROUP, INC.

ANNUAL MEETING OF STOCKHOLDERS

AUGUST 7, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

SYNOVA HEALTHCARE GROUP, INC.

The undersigned hereby appoints Stephen E. King, David J. Harrison and Robert L. Edwards, and each of them, to act, jointly or individually, and with full power of substitution and revocation, as proxies to appear and vote on behalf of the undersigned at the Annual Meeting of Stockholders of Synova Healthcare Group, Inc. (the “Company”) to be held at The Crowne Plaza Hotel Philadelphia-Center City, located at 1800 Market Street, Philadelphia, Pennsylvania 19103, on Tuesday, August 7, 2007, at 10:00 a.m. local time, and at any adjournments or postponements thereof, for the purposes listed on the reverse side.